File No. 811-7217
File No. 33-55753

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No. ____ Post-Effective Amendment No. 14
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X
Amendment No. 14

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

(Exact Name as Specified in Charter)
6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)
Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)
It is proposed that this filing will become effective
__X__	immediately upon filing pursuant to paragraph (b)
_____	on (date) pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===========================================================================

DECLARATION REQUIRED BY RULE 24f-2(a)(1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended June 30, 2003 was filed on September 26, 2003.

Waddell & Reed Advisors Funds

EQUITY FUNDS

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Income Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Retirement Shares

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

 The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

October 31, 2003

Table of Contents

AN OVERVIEW OF THE FUNDS

WADDELL & REED ADVISORS ACCUMULATIVE FUND

WADDELL & REED ADVISORS ASSET STRATEGY FUND

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

WADDELL & REED ADVISORS CORE INVESTMENT FUND

WADDELL & REED ADVISORS DIVIDEND INCOME FUND

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND

WADDELL & REED ADVISORS NEW CONCEPTS FUND

WADDELL & REED ADVISORS RETIREMENT SHARES

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND

WADDELL & REED ADVISORS SMALL CAP FUND

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND

WADDELL & REED ADVISORS VALUE FUND

WADDELL & REED ADVISORS VANGUARD FUND

INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

Risk Considerations of Principal Strategies and Other Investments

YOUR ACCOUNT

Choosing a Share Class

Ways to Set Up Your Account

Buying Shares

Selling Shares

Distributions and Taxes

THE MANAGEMENT OF THE FUNDS

Portfolio Management

Management Fee

FINANCIAL HIGHLIGHTS

An Overview of the Fund

Waddell & Reed Advisors Accumulative Fund

Goals

(formerly United Accumulative Fund®) seeks capital growth, with current income as a secondary goal.

Principal Strategies

Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of largely capitalized U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth. The Fund may periodically emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

  stability and predictability of earnings growth
  acceleration of earnings and/or revenue
  improvement in profitability
  potential turnaround opportunities

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Accumulative Fund. These include:
  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Accumulative Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	9.06%
1994	0.04%
1995	34.21%
1996	12.18%
1997	29.58%
1998	22.62%
1999	25.72%
2000	20.16%
2001	-15.45%
2002	-22.95%

In the period shown in the chart, the highest quarterly return was 24.90% (the fourth quarter of 1999) and the lowest quarterly return was -16.16% (the third quarter of 2002). The Class A return for the year through September 30, 2003 was 8.63%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the contingent deferred sales charge (CDSC), if applicable, for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002 (%)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-27.38%	2.61%	9.24%
After Taxes on Distributions	-27.55%	-1.45%	4.35%
After Taxes on Distributions

 and Sale of Fund Shares
	-16.74%[1]	2.06%	6.46%
Class Y (began on 7-11-1995)
Before Taxes	-22.75%	4.03%	9.60%
Class B (began on 10-4-1999)
Before Taxes	-26.84%	-2.72%
Class C (began on 10-6-1999)
Before Taxes	-23.50%	-2.46%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.34%
Lipper Multi-Cap Core

 Funds Universe Average[3]
	-21.75%	-0.68%	8.14%
[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Accumulative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
	(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Annual Fund Operating Expenses	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
(expenses that are
deducted from Fund assets)

Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.69%	0.49%	0.22%
Total Annual Fund
Operating Expenses	1.20%	2.37%	2.17%	0.90%

 1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$690	$ 934	$1,197	$1,946
Class B Shares	640	1,039	1,365	2,411[1]
Class C Shares	220[2]	679	1,164	2,503
Class Y Shares	92	287	498	1,108

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$690	$934	$1,197	$1,946
Class B Shares	240	739	1,265	2,411[1]
Class C Shares	220	679	1,164	2,503
Class Y Shares	92	287	498	1,108

 1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Asset Strategy Fund, Inc.

Goal

(formerly United Asset Strategy Fund, Inc.®) seeks high total return over the long term.

Principal Strategy
Waddell & Reed Advisors Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

  The stock class includes equity securities of all types, although WRIMCO, the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and Ba and below by Moody's Investors Service (Moody's), or unrated bonds deemed by WRIMCO to be of comparable quality.
  The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.
  Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix
[ ] Stocks 70%	[ ] Bonds 25%	[ ] Short-term 5%
(can range from	(can range from	(can range from
0-100%)	0-100%)	0-100%)

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Asset Strategy Fund. These include:
  WRIMCO's skill in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

High yield/high risk bonds in which the Fund may invest are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds, and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

1996	5.39%
1997	12.18%
1998	9.26%
1999	21.85%
2000	21.35%
2001	-10.70%
2002	3.28%

In the period shown in the chart, the highest quarterly return was 15.10% (the first quarter of 2000) and the lowest quarterly return was -7.55% (the first quarter of 2001). The Fund's return for its Class A shares for the year through September 30, 2003 was 3.93%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
Class A (began on 3-9-1995)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Before Taxes	-2.66%	7.03%	7.73%
After Taxes on Distributions	-3.14%	5.11%	5.69%
After Taxes on Distributions
and Sale of Fund Shares	-1.45%[1]	5.22%	5.71%
Class Y (began on 9-27-1995)
Before Taxes	3.71%	8.70%	8.36%
Class C (began on 10-5-1999)
Before Taxes	2.25%	7.01%
Class B (began on 10-6-1999)
Before Taxes	-1.80%	6.00%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.33%[3]
Citigroup Broad
Investment Grade Index[2]	10.09%	7.53%	8.20%[3]
Citigroup Short-Term
Index for 1-Month
Certificates of Deposit[2]	1.79%	4.68%	5.05%[3]
Lipper Flexible Portfolio
Funds Universe Average[4]	-11.74%	0.80%	6.78%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Index comparison begins on March 31, 1995.
[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested or redemption value)	None[2]	5%	1%	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.42%	0.57%	0.50%	0.28%
Total Annual Fund
Operating Expenses	1.37%	2.27%	2.20%	0.98%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$ 984	$1,282	$2,127
Class B Shares	630	1,009	1,315	2,377[1]
Class C Shares	223[2]	688	1,180	2,534
Class Y Shares	100	312	542	1,201

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,127
Class B Shares	230	709	1,215	2,377[1]
Class C Shares	223	688	1,180	2,534
Class Y Shares	100	312	542	1,201

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Continental Income Fund. Inc.

Goals
(formerly United Continental Income Fund, Inc.®) seeks to provide current income to the extent that, in the opinion of WRIMCO, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital.

Principal Strategies
Waddell & Reed Advisors Continental Income Fund seeks to achieve its goals by investing primarily in income-producing securities that include common stocks and debt securities. The Fund generally owns equity securities of medium to large, well-established companies, that are usually dividend-producing securities. For the most part, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds, including bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of equivalent quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of the companies in which it may invest.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. For equity investments, WRIMCO typically looks for undervalued companies whose asset value or earnings power is not reflected in the price of the stock. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

In general, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis that it uses in order to determine if the equity security is still undervalued or if the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if it ceases to produce income or otherwise to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the performance of Waddell & Reed Advisors Continental Income Fund. These include:

  adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Continental Income Fund is designed for investors seeking current income with a secondary emphasis on growth. It is suited for investors seeking a combination of income and appreciation. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Continental Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	13.10%
1994	-0.39%
1995	24.76%
1996	9.63%
1997	17.39%
1998	10.36%
1999	11.05%
2000	5.77%
2001	-7.69%
2002	-9.26%

In the period shown in the chart, the highest quarterly return was 9.46% (the second quarter of 1997) and the lowest quarterly return was -7.73% (the third quarter of 2002). The Class A return for the year through September 30, 2003 was 9.77%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-14.48%	0.46%	6.35%
After Taxes on Distributions	-15.06%	-1.45%	3.90%
After Taxes on Distributions
and Sale of Fund Shares	-8.64%[1]	0.40%	4.80%
Class Y (began on 1-4-1996)
Before Taxes	-8.97%	1.94%	5.11%
Class B (began on 10-4-1999)
Before Taxes	-13.69%	-3.01%
Class C (began on 10-5-1999)
Before Taxes	-10.18%	-2.28%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.34%
Citigroup Treasury/
	Government Sponsored/
Credit Index[2]	10.81%	7.61%	7.63%
Lipper Balanced Funds
Universe Average[3]	-11.71%	1.37%	7.19%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Continental Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
	(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.31%	0.56%	0.56%	0.25%
Total Annual Fund
Operating Expenses	1.26%	2.26%	2.26%	0.95%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$696	$ 952	$1,227	$2,010
Class B Shares	629	1,006	1,310	2,341[1]
Class C Shares	229[2]	706	1,210	2,595
Class Y Shares	97	303	525	1,166

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$696	$952	$1,227	$2,010
Class B Shares	229	706	1,210	2,341[1]
Class C Shares	229	706	1,210	2,595
Class Y Shares	97	303	525	1,166

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Core Investment Fund

Goals
 (formerly United Income Fund®) seeks capital growth and income, with a primary emphasis on income.

Principal Strategies
Waddell & Reed Advisors Core Investment Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors, including the company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Core Investment Fund. These include:

  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Core Investment Fund is designed for investors who seek capital growth and income, with a primary emphasis on income. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	16.05%
1994	-1.82%
1995	29.60%
1996	20.36%
1997	27.34%
1998	24.02%
1999	16.41%
2000	9.65%
2001	-15.30%
2002	-21.98%

In the period shown in the chart, the highest quarterly return was 18.72% (the second quarter of 1997) and the lowest quarterly return was -16.42% (the third quarter of 2002). The Class A return for the year through September 30, 2003 was 5.11%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-26.47%	-0.28%	8.36%
After Taxes on Distributions	-26.61%	-2.64%	6.22%
After Taxes on Distributions
and Sale of Fund Shares	-16.19%[1]	0.63%[1]	7.30%
Class Y (began on 6-19-1995)
Before Taxes	-21.88%	1.14%	7.81%
Class B (began on 10-4-1999)
Before Taxes	-26.12%	-7.95%
Class C (began on 10-4-1999)
Before Taxes	-22.90%	-7.33%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.34%
Lipper Large-Cap Core
Funds Universe Average[3]	-23.49%	-1.90%	7.55%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
	(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.73%	0.59%	0.19%
Total Annual Fund
Operating Expenses	1.14%	2.35%	2.21%	0.81%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$ 916	$1,167	$1,881
Class B Shares	638	1,033	1,355	2,381[1]
Class C Shares	224[2]	691	1,185	2,544
Class Y Shares	83	259	450	1,002

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	238	733	1,255	2,381[1]
Class C Shares	224	691	1,185	2,544
Class Y Shares	83	259	450	1,002

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Dividend Income Fund

Goals
seeks to provide income and long-term capital growth.

Principal Strategies
Waddell & Reed Advisors Dividend Income Fund seeks to achieve its goals by investing primarily in dividend-paying common stocks that WRIMCO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund invests primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Dividend Income Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Dividend Income Fund is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Dividend Income Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

Waddell & Reed Advisors Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

 Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.60%	0.60%	0.60%	0.49%
Total Annual Fund
Operating Expenses[3]	1.55%	2.30%	2.30%	1.19%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
[3]The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years
Class A Shares	$724	$1,036
Class B Shares	$633	$1,018
Class C Shares	$233[1]	$ 718
Class Y Shares	$121	$ 378

If shares are not redeemed
at end of period:
	1 Year	3 Years
Class A Shares	$724	$1,036
Class B Shares	$233	$ 718
Class C Shares	$233	$ 718
Class Y Shares	$121	$ 378

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors International Growth Fund, Inc.

Goals
(formerly United International Growth Fund, Inc.®) seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies
Waddell & Reed Advisors International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or the restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors International Growth Fund. These include:

  changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	46.56%
1994	1.81%
1995	8.09%
1996	18.23%
1997	17.38%
1998	21.41%
1999	57.04%
2000	-24.94%
2001	-22.36%
2002	-18.73%

In the period shown in the chart, the highest quarterly return was 46.67% (the fourth quarter of 1999) and the lowest quarterly return was -17.30% (the third quarter of 1998). The Class A return for the year through September 30, 2003 was 7.02%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-23.40%	-3.17%	6.66%
After Taxes on Distributions	-23.40%	-5.80%	3.72%
After Taxes on Distributions
and Sale of Fund Shares	-14.37%[1]	-1.84%[1]	5.60%
Class Y (began on 9-27-1995)
Before Taxes	-18.24%	-1.63%	3.01%
Class B (began on 10-4-1999)
Before Taxes	-23.04%	-13.02%
Class C (began on 10-5-1999)
Before Taxes	-19.37%	-12.13%
Indexes
Morgan Stanley Capital
International E.A.FE. Index[2]	-15.94%	-2.89%	-20.51%
Lipper International Funds
Universe Average[3]	-16.67%	-2.63%	4.76%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%
Annual Fund OperatingExpenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.65%	1.36%	0.86%	0.32%
Total Annual Fund
Operating Expenses	1.75%	3.21%	2.71%	1.17%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.
[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$743	$1,094	$1,469	$2,519
Class B Shares	724	1,289	1,778	3,171[1]
Class C Shares	274[2]	841	1,435	3,041
Class Y Shares	119	372	644	1,420

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$743	$1,094	$1,469	$2,519
Class B Shares	324	989	1,678	3,171[1]
Class C Shares	274	841	1,435	3,041
Class Y Shares	119	372	644	1,420

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors New Concepts Fund, Inc.

Goal
 (formerly United New Concepts Fund, Inc.®) seeks the growth of your investment.

Principal Strategies
Waddell & Reed Advisors New Concepts Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors New Concepts Fund. These include:
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors New Concepts Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors New Concepts Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	10.75%
1994	11.30%
1995	33.94%
1996	4.57%
1997	16.74%
1998	38.70%
1999	63.42%[1]
2000	-14.97%
2001	-18.05%
2002	-27.57%

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

In the period shown in the chart, the highest quarterly return was 46.17% (the fourth quarter of 1999) and the lowest quarterly return was -21.54% (the third quarter of 2001). The Class A return for the year through September 30, 2003 was 20.70%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-31.74%	1.52%	8.07%
After Taxes on Distributions	-31.74%	-0.59%	6.11%
After Taxes on Distributions
and Sale of Fund Shares	-19.49%[1]	2.16%[1]	7.06%
Class Y (began on 9-6-1995)
Before Taxes	-27.14%	3.13%	5.23%
Class B (began on 10-4-1999)
Before Taxes	-31.43%	-10.92%
Class C (began on 10-4-1999)
Before Taxes	-28.53%	-10.27%
Indexes
Russell Mid-Cap Growth Index[2]	-27.40%	-1.82%	6.72%
Lipper Mid-Cap Growth Funds
Universe Average[3]	-28.33%	-1.86%	5.95%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors New Concepts Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested or redemption value)	None[2]	5%	1%	None

Annual Fund OperatingExpenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.56%	1.18%	1.05%	0.22%
Total Annual Fund
Operating Expenses	1.66%	3.03%	2.90%	1.07%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	706	1,236	1,691	3,021[1]
Class C Shares	293[2]	898	1,528	3,223
Class Y Shares	109	340	590	1,306

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	306	936	1,591	3,021[1]
Class C Shares	293	898	1,528	3,223
Class Y Shares	109	340	590	1,306

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Retirement Shares, Inc.

Goal
 (formerly United Retirement Shares, Inc.®) seeks to provide the highest long-term total investment return that is, in the opinion of WRIMCO, consistent with reasonable safety of capital.

Principal Strategies
Waddell & Reed Advisors Retirement Shares seeks to achieve its goal by investing primarily in common stocks and, to a lesser extent, in debt securities (of any maturity and mostly of investment grade) of U.S. and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Typically, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds.

In selecting securities for investment, the Fund considers a security's potential for:

  capital growth
  capital stability
  income

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis it uses to buy securities. If a debt security no longer provides the desired income or an equity security ceases to offer the expected growth potential or becomes overvalued, the Fund may sell the security. As well, the Fund may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Retirement Shares. These include:

  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Retirement Shares is designed for investors seeking high total return consistent with reasonable safety of principal through a portfolio that may include stocks, bonds and other securities. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Retirement Shares

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

1993	12.74%
1994	-0.42%
1995	24.28%
1996	9.80%
1997	18.15%
1998	9.73%
1999	43.65%
2000	-5.96%
2001	-12.65%
2002	-20.42%

In the period shown in the chart, the highest quarterly return was 28.93% (the third quarter of 1999) and the lowest quarterly return was -17.61% (the third quarter of 2001). The Class A return for the year through September 30, 2003 was 14.63%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Years	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-25.00%	-0.59%	5.81%
After Taxes on Distributions	-25.29%	-3.85%	2.63%
After Taxes on Distributions
and Sale of Fund Shares	-15.23%[1]	-0.28%[1]	4.46%
Class Y (began on 2-27-1996)
Before Taxes	-20.18%	0.85%	4.19%
Class B (began on 10-4-1999)
Before Taxes	-24.40%	-7.28%
Class C (began on 10-4-1999)
Before Taxes	-21.25%	-6.72%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.34%
Citigroup Treasury/
	Government Sponsored/
Credit Index[2]	10.81%	7.61%	7.63%
Lipper Flexible Portfolio
Funds Universe Average[3]	-11.74%	0.80%	6.55%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Retirement Shares

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.34%	0.73%	0.66%	0.25%
Total Annual Fund
Operating Expenses	1.29%	2.43%	2.36%	0.95%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$ 960	$1,242	$2,042
Class B Shares	646	1,058	1,396	2,481[1]
Class C Shares	239[2]	736	1,260	2,696
Class Y Shares	97	303	525	1,166

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	246	758	1,296	2,481[1]
Class C Shares	239	736	1,260	2,696
Class Y Shares	97	303	525	1,166

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Science and Technology Fund

Goal
 (formerly United Science and Technology Fund®) seeks long-term capital growth.

Principal Strategies
Waddell & Reed Advisors Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

  growth potential
  earnings potential
  management
  industry position
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Science and Technology Fund. These include:
  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

1993	8.51%
1994	9.78%
1995	55.37%
1996	8.35%
1997	7.22%
1998	59.31%
1999	102.93%
2000	-13.97%
2001	-13.42%
2002	-26.78%

In the period shown in the chart, the highest quarterly return was 61.66% (the fourth quarter of 1999) and the lowest quarterly return was -19.91% (the first quarter of 2001). The Class A return for the year through September 30, 2003 was 16.08%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-30.99%	10.69%	13.58%
After Taxes on Distributions	-30.99%	8.34%	11.09%
After Taxes on Distributions
and Sale of Fund Shares	19.03%[1]	10.29%	11.89%
Class Y (began on 2-27-1996)
Before Taxes	-26.46%	12.38%	10.55%
Class B (began on 10-4-1999)
Before Taxes	-30.74%	-6.11%
Class C (began on 10-4-1999)
Before Taxes	-27.82%	-5.54%
Indexes
S&P 400 Industrials Index[2]	-23.55%	-0.97%	8.93%
Goldman Sachs Technology
Industry Composite Index[2]	-40.27%	-3.26%
Lipper Science & Technology
Funds Universe Average[3]	-43.01%	-3.03%	9.18%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Science and Technology Fund

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	1.21%	1.19%	0.21%
Total Annual Fund
Operating Expenses	1.49%	3.05%	3.03%	1.05%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	708	1,242	1,701	2,995[1]
Class C Shares	306[2]	936	1,591	3,346
Class Y Shares	107	334	579	1,283

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	308	942	1,601	2,995[1]
Class C Shares	306	936	1,591	3,346
Class Y Shares	107	334	579	1,283

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Small Cap Fund, Inc.

Goal
 (formerly United Small Cap Fund, Inc.®) seeks growth of capital.

Principal Strategies
Waddell & Reed Advisors Small Cap Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2003 was 19.41%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002	1 Year	5 Years (or Life of Class)
Class A (began on 10-4-1999)
Before Taxes	-21.49%	-1.31%
After Taxes on Distributions	-21.49%	-2.07%
After Taxes on Distributions
and Sale of Fund Shares	-13.19%[1]	-1.17%[1]
Class B (began on 10-4-1999)
Before Taxes	-20.80%	-1.40%
Class C (began on 10-4-1999)
Before Taxes	-17.33%	-0.33%
Class Y (began on 10-4-1999)
Before Taxes	-16.17%	1.06%
Indexes
Russell 2000 Growth Index[2]	-30.22%	-13.16%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	-29.72%	-9.03%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Index comparison begins on October 31, 1999.
[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
	(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.59%	0.91%	0.65%	0.22%
Total Annual Fund
Operating Expenses	1.69%	2.76%	2.50%	1.07%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	679	1,156	1,559	2,830[1]
Class C Shares	253[2]	779	1,331	2,836
Class Y Shares	109	340	590	1,306

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	279	856	1,459	2,830[1]
Class C Shares	253	779	1,331	2,836
Class Y Shares	109	340	590	1,306

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

Goal
(formerly United Tax-Managed Equity Fund, Inc.®) seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
Waddell & Reed Advisors Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

The Fund is managed by using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Tax-Managed Equity Fund. These include:

  the skill of WRIMCO in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

2001	-22.13%
2002	-16.42%

In the period shown in the chart, the highest quarterly return was 10.83% (the fourth quarter of 2001) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2003 was 14.82%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)
Class A (began on 3-31-2000)
Before Taxes	-21.23%	-17.53%
After Taxes on Distributions	-21.23%	-17.59%
After Taxes on Distributions
and Sale of Fund Shares	-13.03%[1]	-13.51%[1]
Class B (began on 3-31-2000)
Before Taxes	-20.59%	-17.45%
Class C (began on 3-31-2000)
Before Taxes	-17.30%	-16.58%
Class Y (began on 4-19-2000)
Before Taxes	-16.29%	-16.11%
Indexes
S&P 500 Index[2]	-22.10%	-16.54%[3]
Lipper Large-Cap Growth
Funds Universe Average[4]	-28.63%	-26.55%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Index comparison begins on March 31, 2000.
[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.59%	0.78%	0.85%	0.75%
Total Annual Fund
Operating Expenses	1.49%	2.43%	2.50%	1.40%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	646	1,058	1,396	2,531[1]
Class C Shares	253[2]	779	1,331	2,836
Class Y Shares	143	443	766	1,680

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,019	$1,341	$2,252
Class B Shares	246	758	1,296	2,531[1]
Class C Shares	253	779	1,331	2,836
Class Y Shares	143	443	766	1,680

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Value Fund

Goal
seeks long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Value Fund seeks to achieve its goal by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Fund may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Value Fund. These include:
  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Value Fund is designed for investors who seek long-term capital appreciation. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

2001	8.03%
2002	-15.51%

In the period shown in the chart, the highest quarterly return was 8.24% (the fourth quarter of 2002) and the lowest quarterly return was -14.76% (the third quarter of 2002). The Class A return for the year through September 30, 2003 was 10.57%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)
Class A (began on 12-15-2000)
Before Taxes	-20.37%	-6.96%
After Taxes on Distributions	-20.52%	-7.11%
After Taxes on Distributions
and Sale of Fund Shares	-12.45%[1]	-5.55%[1]
Class B (began on 12-15-2000)
Before Taxes	-19.75%	-6.58%
Class C (began on 12-15-2000)
Before Taxes	-16.28%	-5.02%
Class Y (began on 12-15-2000)
Before Taxes	-15.20%	-3.84%
Indexes
Russell 1000 Value Index[2]	-15.52%	-10.71%[3]
Lipper Multi-Cap Value
Funds Universe Average[4]	-17.91%	-9.61%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Index comparison begins on December 31, 2000.
[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.51%	0.79%	0.65%	0.26%
Total Annual Fund
Operating Expenses	1.46%	2.49%	2.35%	0.96%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	652	1,076	1,426	2,569[1]
Class C Shares	238[2]	733	1,255	2,686
Class Y Shares	98	306	531	1,178

If shares are not redeemed
at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	252	776	1,326	2,569[1]
Class C Shares	238	733	1,255	2,686
Class Y Shares	98	306	531	1,178

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Vanguard Fund, Inc.

Goal
 (formerly United Vanguard Fund, Inc.SM) seeks the appreciation of your investment.

Principal Strategies
Waddell & Reed Advisors Vanguard Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

  the company's market position, product line, technological position and prospects for increased earnings the management capability of the company being considered
  the short-term and long-term outlook for the industry being analyzed changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Vanguard Fund. These include:
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Vanguard Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Vanguard Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year
1993	14.25%
1994	6.16%
1995	24.73%
1996	7.54%
1997	19.77%
1998	31.21%
1999	43.91%
2000	-1.07%
2001	-24.67%
2002	-20.41%

In the period shown in the chart, the highest quarterly return was 31.10% (the fourth quarter of 1999) and the lowest quarterly return was -21.86% (the first quarter of 2001). The Class A return for the year through September 30, 2003 was 16.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A
Before Taxes	-24.99%	1.09%	7.48%
After Taxes on Distributions	-24.99%	0.13%	5.30%
After Taxes on Distributions
and Sale of Fund Shares	-15.34%[1]	1.60%[1]	6.19%
Class Y (began on 9-8-1995)
Before Taxes	-20.10%	2.57%	4.96%
Class B (began on 10-4-1999)
Before Taxes	-24.66%	-10.14%
Class C (began on 10-4-1999)
Before Taxes	-21.42%	-9.48%
Indexes
S&P 500 Index[2]	-22.10%	-0.59%	9.34%
Lipper Large-Cap Growth Funds
Universe Average[3]	-28.63%	-3.48%	5.72%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Vanguard Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fee (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares

Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.36%	1.01%	0.96%	0.21%
Total Annual Fund
Operating Expenses	1.29%	2.69%	2.64%	0.89%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$ 960	$1,242	$2,042
Class B Shares	672	1,135	1,525	2,679[1]
Class C Shares	267[2]	820	1,400	2,973
Class Y Shares	91	284	493	1,096

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	272	835	1,425	2,679[1]
Class C Shares	267	820	1,400	2,973
Class Y Shares	91	284	493	1,096

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its primary goal of capital growth and its secondary goal of current income by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in companies with large market capitalizations that, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee, however, that the Fund will achieve its goals.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in: cash; debt securities, typically of investment grade, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; preferred stock; or common stocks that WRIMCO chooses for their reduced volatility rather than for their growth potential. By taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Asset Strategy Fund: The Fund seeks to achieve its goal of high total return over the long term by allocating its assets among a diversified portfolio of stocks, bonds and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix
[ ] Stocks 70%	[ ] Bonds 25%	[ ] Short-term 5%
(can range from	(can range from	(can range from
0-100%)	0-100%)	0-100%)

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may invest in derivative instruments for both defensive and speculative purposes. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated A-1 by S&P, or Prime 1 by Moody's, or unrated securities judged by WRIMCO to be of equivalent quality precious metals

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its primary goal to provide current income to the extent that, in WRIMCO's opinion, market and economic conditions permit, and its secondary goal of long term appreciation of capital, by investing primarily in a diversified portfolio of income-producing securities of U.S., and to a lesser extent, foreign issuers. There is no guarantee, however, that the Fund will achieve its goals.

The Fund typically purchases securities due to the dividends or interest payable and/or a likely increase in value. In general, the Fund invests a portion of its total assets in either debt securities, preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund may also invest in convertible securities.

Normally, the Fund invests at least 25% of its total assets in debt securities and/or preferred stocks. The Fund will ordinarily not invest more than 75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO's judgment, this is advisable due to unusual market or economic conditions.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Core Investment Fund: The Fund seeks to achieve its goals of capital growth and income, with a primary emphasis on income, by investing, during normal market conditions, in a diversified portfolio of securities, typically the stocks of large, high-quality U.S. and, to a lesser extent foreign, companies that are well known and have been consistently profitable. It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease. As such, there is no guarantee that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade), including commercial paper and short-term U.S. Government securities, and/or preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Dividend Income Fund: The Fund seeks to achieve its goals of income and long-term capital growth by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Fund will achieve its goals.

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. The Fund may also invest up to 25% of its total assets in foreign securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its goals. To the extent the Fund invests in debt securities, the Fund primarily invests in investment grade debt securities, which include securities rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, judged by WRIMCO to be of comparable quality.

The Fund may invest in and use other types of instruments in seeking to achieve its goals. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, the Fund may not achieve its goal.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change that Fund's investment goals without seeking shareholder approval.

Waddell & Reed & Reed Advisors International Growth Fund: The Fund seeks to achieve its primary goal of long-term capital appreciation, and its secondary goal of current income, by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities, including commercial paper and short-term U.S. Government securities, and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its goal of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the Russell Mid-Cap. Companies whose capitalization falls outside the range of the Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by U.S.-traded American Depositary Receipts; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities, preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

Waddell & Reed Advisors Retirement Shares: The Fund seeks to achieve its goal to provide the highest long-term total investment return as is, in WRIMCO's opinion, consistent with reasonable safety of capital through a diversified portfolio and will invest substantially all of its assets in common stocks, convertible securities and debt securities of U.S. and foreign issuers. The Fund may also invest in preferred stocks. The Fund may invest varying proportions of its assets in all of these securities, depending on WRIMCO's analysis of what types of securities, or what proportions, are likely to achieve the Fund's goal. There is no guarantee, however, that the Fund will achieve its goal.

Since the Fund's goal is long-term total investment return, WRIMCO does not attempt to make quick shifts between the types of securities to take advantage of what it considers to be short-term market or economic trends, but rather attempts to find investment opportunities based on its analysis of long-term prospects for capital growth, capital stability and income.

The Fund may invest a limited portion, not to exceed 10% of its total assets, in non-investment grade debt securities. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in a diversified portfolio of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. Under normal economic and market conditions, the Fund will invest at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of science and technology innovations. There is no guarantee, however, that the Fund will achieve its goal.

The Fund may invest in, but is not limited to, the following areas:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications and electronic equipment
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may also invest a limited amount of its assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its goal of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, mostly of investment grade. The Fund may also invest not more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. Government securities, and/or preferred stocks. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Tax-Managed Equity Fund: The Fund seeks to achieve its goal of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee, however, that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. Government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gains holding periods.

Waddell & Reed Advisors Value Fund: The Fund seeks to achieve its goal to seek long-term appreciation of capital by investing primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company. The Fund may invest in foreign securities, primarily to provide additional opportunities to invest in quality overlooked growth stocks. There is no guarantee, however, that the Fund will achieve its goal.

WRIMCO utilizes both a "top-down" (assess the market environment) and a "bottom-up" (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change that Fund's investment goals without seeking shareholder approval.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its goal of appreciation of your investment through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 20% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities, including money market instruments held as cash reserves, and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in each Fund's Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

  Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a Fund will likely change as well.
  Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.
  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Inc., Waddell & Reed Advisors International Growth Fund, Inc. and Waddell & Reed Advisors Retirement Shares, Inc. may actively trade securities in seeking to achieve their goals. Doing so may increase each Fund's transaction costs (which may reduce its performance) and increase distributions paid by the Fund, which may increase your taxable income.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $2 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B and Class C shares. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00

$100,000 to less than $200,000	4.75	4.99	4.00

$200,000 to less than $300,000	3.50	3.63	2.80

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 to less than $2,000,000	1.00	1.01	0.75

$2,000,000 and over	0.00[2]	0.00[2]	0.50

1Until December 31, 2003, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

  Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation)1
  Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc., made during a thirteen-month period (Letter of Intent)1
  Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

1Clients of Waddell & Reed, Inc. and Legend may also combine purchases of Class A shares of any of the funds in the Ivy Family of Funds, except Class A shares of Ivy Money Market Fund.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Until December 31, 2003, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates
  Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of certain Waddell & Reed Advisors Funds

You will find more information in each Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in order to determine the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on November 14, 2003, then redeems all Class B shares on November 12, 2004, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates
  Waddell & Reed InvestEd Portfolios, Inc.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2003 and 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2003 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000 ($41,000 for 2004).
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares
You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888-WADDELL (888-923-3355) to report your purchase, or fax the information to 800-532-2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800-532-2783 or faxing instructions to 800-532-2749. If you need to establish an account for Class Y shares, you must first call 800-532-2783 to obtain an account number. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

You may also purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Orders received after 4 p.m. Eastern time are accepted at the next NAV calculated.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of that Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)

For certain exchanges	$100 (per Fund)

For accounts opened with Automatic Investment Service		$50 (per Fund)

For accounts established through payroll deductions		Any amount

To Add to an Account	Any amount

For certain exchanges	$100 (per Fund)

For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation $10 million
(within first twelve months)

For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone: If you hold Class Y shares, and have elected this method in your application or by subsequent authorization, call 800-532-2783 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by wire (requires a $1,000 minimum redemption amount) or by direct ACH. If you hold Class A, B or C shares of a Fund, and have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has been unchanged for 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.waddell.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests by telephone can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by WRSCO at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Important Information about the Redemption/Exchange Fee

To discourage the use of Waddell & Reed Advisors International Growth Fund as a vehicle for short-term investment or frequent short-term trading, Waddell & Reed Advisors International Growth Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding them less than 30 days. These fees are paid to the Fund rather than to WRIMCO and are designed to offset the brokerage commissions, market impact and other costs typically associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

If you bought your shares on different days, the "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for shares purchased through certain retirement and educational plans and programs, and through certain fee-based asset allocation programs, but is not waived for shares purchased in IRAs, Roth IRAs, SIMPLE Plans or SEP-IRAs. (Before purchasing Class A or Class Y shares, please check with your financial advisor concerning the availability of the fee waiver.) Waddell & Reed Advisors International Growth Fund reserves the right to modify the terms of or terminate the redemption/exchange fee at any time, and each of the other Funds reserves the right to impose a redemption/exchange fee at any time.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.
  obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Funds may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges also apply to the corresponding classes of shares of the Ivy Family of Funds.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888-WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet investment option.

Important Exchange Information
  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc.).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege. Each Fund may also charge a redemption fee.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

	Minimum Amount	Minimum Frequency
$25 (per Fund)		Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. to a Fund whether in the same or a different account

	Minimum Amount	Minimum Frequency
$100	(per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund declares dividends from net investment income and pays them at the following times:

Quarterly in March, June, September and December:
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Retirement Shares
Semiannually in June and December:
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Vanguard Fund
Annually in December:
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund

Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December. Ordinarily, dividends are paid on shares starting on the day after the shares are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" and eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to "qualified dividend income" received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). Any such gain an individual shareholder recognizes in the redemption of Fund shares held for more than one year will qualify for the 15% rate of Federal income tax on the individuals' net capital gain described above.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See "Your Account—Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities, if any, generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net gains recognized on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by a Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the Funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Waddell & Reed Advisors Accumulative Fund: Antonio Intagliata is primarily responsible for the management of Waddell & Reed Advisors Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and WRIICO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since February 1979 and has been an employee of such since June 1973. He earned a BS degree at Catania University in Italy, and holds a Masters degree from Washington University in St. Louis.

Waddell & Reed Advisors Asset Strategy Fund, Inc.: Michael L. Avery is primarily responsible for the management of the equity portion of Waddell & Reed Advisors Asset Strategy Fund, Inc. Mr. Avery has managed the equity portion of the Fund since January 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987 and has been an employee of such since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of Waddell & Reed Advisors Asset Strategy Fund, Inc. Mr. Vrabac has managed the fixed-income portion of the Fund since January 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Vrabac is also the Head of Fixed Income for WRIMCO. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Waddell & Reed Advisors Continental Income Fund, Inc.: Cynthia P. Prince-Fox is primarily responsible for the management of Waddell & Reed Advisors Continental Income Fund, Inc. Ms. Prince-Fox has held her Fund responsibilities since February 1993. She is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is also Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessor. She holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Core Investment Fund: James D. Wineland is primarily responsible for the management of Waddell & Reed Advisors Core Investment Fund. Mr. Wineland has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Waddell & Reed Advisors Dividend Income Fund: David P. Ginther is primarily responsible for the management of the Waddell & Reed Advisors Dividend Income Fund. Mr. Ginther has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and assistant portfolio manager or portfolio manager for other investment companies managed by WRIMCO and WRIICO. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Waddell & Reed Advisors International Growth Fund, Inc.: Thomas A. Mengel is primarily responsible for the management of Waddell & Reed Advisors International Growth Fund, Inc. Mr. Mengel has held his Fund responsibilities since May 1996, when he joined WRIMCO. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Waddell & Reed Advisors New Concepts Fund, Inc.: Kimberly A. Scott is primarily responsible for the management of Waddell & Reed Advisors New Concepts Fund, Inc. Ms. Scott has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company managed by WRIICO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to 1999, Ms. Scott was an equity analyst for Bartlett & Company. Ms. Scott earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares, Inc.: Charles W. Hooper, Jr. is primarily responsible for the management of Waddell & Reed Advisors Retirement Shares, Inc. Mr. Hooper has held his Fund responsibilities since April 1999. He is Senior Vice President of WRIMCO and WRIICO and Vice President of the Fund. From August 1987 to December 1991, Mr. Hooper served as the portfolio manager for another investment company managed by WRIMCO. From October 1984 to December 1991, Mr. Hooper was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. From December 1991 to July 1996, Mr. Hooper was a portfolio manager for Founders Asset Management Company, and from July 1996 to April 1999, he was the Chief Investment Officer for Owen Joseph. Mr. Hooper holds a BBA degree from Southern Methodist University, and earned a Bachelor of Foreign Trade from the Thunderbird Graduate School of International Management.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran is primarily responsible for the management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January 1996. He served as an investment analyst with WRIMCO from June 1990 to January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Waddell & Reed Advisors Small Cap Fund, Inc. is managed by the small cap team of WRIMCO. Gilbert C. Scott is primarily responsible for the management of the fund. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. He is Senior Vice President of WRIICO and Vice President of WRIMCO. Mark G. Seferovich is the senior member of the small cap team. Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap mutual funds from September 1992 through April 2002. Mr. Seferovich currently is primarily responsible for managing small cap institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap team. He is a Senior Vice President of WRIMCO and WRIICO.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: Barry M. Ogden is primarily responsible for the management of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Mr. Ogden has held his Fund responsibilities since January 2002. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIICO serves as investment manager. Mr. Ogden had served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Waddell & Reed Advisors Value Fund: Matthew T. Norris is primarily responsible for the management of Waddell & Reed Advisors Value Fund. He has held his Fund responsibilities since July 2003. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. Prior to December 1997, Mr. Norris had been employed as an Equity Analyst and Portfolio Manager for Norwest Investment Management, Inc. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Waddell & Reed Advisors Vanguard Fund, Inc.: Daniel P. Becker is primarily responsible for the management of Waddell & Reed Advisors Vanguard Fund, Inc. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and WRIICO, and Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Inc., Waddell & Reed Advisors Continental Income Fund, Inc., Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Income Fund, Waddell & Reed Advisors Retirement Shares, Inc., Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund, Inc.: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors International Growth Fund, Inc., Waddell & Reed Advisors New Concepts Fund, Inc., Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund, Inc.: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

Management fees for each Fund as a percent of its net assets for its fiscal year ended June 30, 2003, were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver[1]
Waddell & Reed Advisors Accumulative Fund	0.68%	na
Waddell & Reed Advisors Asset Strategy Fund, Inc.	0.70%	na
Waddell & Reed Advisors Continental Income Fund, Inc.	0.70%	na
Waddell & Reed Advisors Core Investment Fund	0.62%	na
Waddell & Reed Advisors Dividend Income Fund	0.00%[2]	0.70%[2]
Waddell & Reed Advisors International Growth Fund, Inc.	0.85%	na
Waddell & Reed Advisors New Concepts Fund, Inc.	0.85%	na
Waddell & Reed Advisors Retirement Shares, Inc.	0.70%	na
Waddell & Reed Advisors Science and Technology Fund	0.84%	na
Waddell & Reed Advisors Small Cap Fund, Inc.	0.85%	na
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.	0.65%	na
Waddell & Reed Advisors Value Fund	0.70%	na
Waddell & Reed Advisors Vanguard Fund, Inc.	0.68%	na

1WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.
2Annualized.

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the financial statements for each Fund for the fiscal year ended June 30, 2003, is included in that Fund's Annual Report to Shareholders, which is available upon request.

Waddell & Reed Advisors Accumulative Fund
Selected Per-Share Data
		Income (loss) From Investment Operations			Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Dividends	Distributions		Net Asset
	Value	Investment	Investments	Total From	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$5.63	$0.03	$(0.44)	$(0.41)	$(0.03)	$(0.00)	$(0.03)	$5.19
7-1-01 to 6-30-02	7.60	0.01	(1.11)	(1.10)	(0.02)	(0.85)	(0.87)	5.63
1-1-01 to 6-30-01	8.50	0.02	(0.90)	(0.88)	(0.02)	(0.00)	(0.02)	7.60
1-1-00 to 12-31-00	9.14	0.07	1.70	1.77	(0.07)	(2.34)	(2.41)	8.50
1-1-99 to 12-31-99	8.28	0.03	2.01	2.04	(0.03)	(1.15)	(1.18)	9.14
1-1-98 to 12-31-98	7.77	0.10	1.60	1.70	(0.11)	(1.08)	(1.19)	8.28

Class B
7-1-02 to 6-30-03	$5.52	$(0.02)	$(0.44)	$(0.46)	$(0.00)	$(0.00)	$(0.00)	$5.06
7-1-01 to 6-30-02	7.53	(0.03)	(1.13)	(1.16)	(0.00)	(0.85)	(0.85)	5.52
1-1-01 to 6-30-01	8.44	(0.01)	(0.90)	(0.91)	(0.00)	(0.00)	(0.00)	7.53
1-1-00 to 12-31-00	9.12	0.00	1.66	1.66	(0.00)	(2.34)	(2.34)	8.44
10-4-99[c] to 12-31-99	8.43	(0.01)	1.85	1.84	(0.00)	(1.15)	(1.15)	9.12

Class C
7-1-02 to 6-30-03	$5.52	$(0.01)	$(0.44)	$(0.45)	$(0.00)	$(0.00)	$(0.00)	$5.07
7-1-01 to 6-30-02	7.52	(0.01)	(1.14)	(1.15)	(0.00)	(0.85)	(0.85)	5.52
1-1-01 to 6-30-01	8.43	(0.01)	(0.90)	(0.91)	(0.00)	(0.00)	(0.00)	7.52
1-1-00 to 12-31-00	9.12	0.00	1.65	1.65	(0.00)	(2.34)	(2.34)	8.43
10-6-99[c] to 12-31-99	8.53	(0.01)	1.75	1.74	(0.00)	(1.15)	(1.15)	9.12

Class Y
7-1-02 to 6-30-03	$5.63	$0.04	$(0.43)	$(0.39)	$(0.04)	$(0.00)	$(0.04)	$5.20
7-1-01 to 6-30-02	7.60	0.03	(1.12)	(1.09)	(0.03)	(0.85)	(0.88)	5.63
1-1-01 to 6-30-01	8.49	0.03	(0.89)	(0.86)	(0.03)	(0.00)	(0.03)	7.60
1-1-00 to 12-31-00	9.14	0.08	1.70	1.78	(0.09)	(2.34)	(2.43)	8.49
1-1-99 to 12-31-99	8.28	0.04	2.01	2.05	(0.04)	(1.15)	(1.19)	9.14
1-1-98 to 12-31-98	7.77	0.12	1.59	1.71	(0.12)	(1.08)	(1.20)	8.28

(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Accumulative Fund
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	-7.29%[a]	$1,836	1.18%	0.54%	411.54%
7-1-01 to 6-30-02	-15.34[a]	1,923	1.10	0.22	413.51
1-1-01 to 6-30-01	-10.35[a]	2,277	1.04[b]	0.58[b]	184.75
1-1-00 to 12-31-00	20.16[a]	2,558	1.02	0.67	384.37
1-1-99 to 12-31-99	25.72[a]	2,247	0.98	0.30	372.35
1-1-98 to 12-31-98	22.62[a]	1,864	0.88	1.12	373.78

Class B
7-1-02 to 6-30-03	-8.33%	$53	2.36%	-0.64%	411.54%
7-1-01 to 6-30-02	-16.29	46	2.21	-0.90	413.51
1-1-01 to 6-30-01	-10.78	29	2.12[b]	-0.54[b]	184.75
1-1-00 to 12-31-00	18.92	19	2.02	-0.23	384.37
10-4-99[b] to 12-31-99	22.89	3	2.24[b]	-1.40[b]	372.35[d]

Class C
7-1-02 to 6-30-03	-8.15%	$17	2.16%	-0.43	411.54%
7-1-01 to 6-30-02	-16.18	16	2.07	-0.77	413.51
1-1-01 to 6-30-01	-10.80	6	2.11[b]	-0.54[b]	184.75
1-1-00 to 12-31-00	18.81	4	2.10	-0.31	384.37
10-6-99[b] to 12-31-99	21.45	0.3	2.28[b]	-1.35[b]	372.35[d]

Class Y
7-1-02 to 6-30-03	-6.82%	$6	0.89%	0.84%	411.54%
7-1-01 to 6-30-02	-15.16	8	0.86	0.45	413.51
1-1-01 to 6-30-01	-10.26	7	0.83[b]	0.75[b]	184.75
1-1-00 to 12-31-00	20.39	6	0.84	0.85	384.37
1-1-99 to 12-31-99	25.95	5	0.80	0.49	372.35
1-1-98 to 12-31-98	22.79	4	0.75	1.21	373.78

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period		Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$6.27	$0.07	$0.14	$0.21	$(0.07)	$(0.00)	$(0.00)	$(0.07)	$6.41
7-1-01 to 6-30-02	6.34	0.11	(0.06)	0.05	(0.12)	(0.00)	(0.00)	(0.12)	6.27
10-1-00 to 6-30-01	7.53	0.11	(0.44)	(0.33)	(0.11)	(0.69)	(0.06)	(0.86)	6.34
10-1-99 to 9-30-00	5.82	0.04	1.88	1.92	(0.03)	(0.18)	(0.00)	(0.21)	7.53
10-1-98 to 9-30-99	5.78	0.09	0.29	0.38	(0.10)	(0.24)	(0.00)	(0.34)	5.82
10-1-97 to 9-30-98	5.99	0.15	0.28	0.43	(0.17)	(0.47)	(0.00)	(0.64)	5.78

Class B
7-1-02 to 6-30-03	$6.27	$0.01	$0.13	$0.14	$(0.01)	$(0.00)	$(0.00)	$(0.01)	$6.40
7-1-01 to 6-30-02	6.34	0.06	(0.06)	0.00	(0.07)	(0.00)	(0.00)	(0.07)	6.27
10-1-00 to 6-30-01	7.50	0.06	(0.42)	(0.36)	(0.05)	(0.69)	(0.06)	(0.80)	6.34
10-6-99[c] to 9-30-00	5.89	0.01	1.79	1.80	(0.01)	(0.18)	(0.00)	(0.19)	7.50

Class C
7-1-02 to 6-30-03	$6.27	$0.01	$0.13	$0.14	$(0.01)	$(0.00)	$(0.00)	$(0.01)	$6.40
7-1-01 to 6-30-02	6.34	0.06	(0.06)	0.00	(0.07)	(0.00)	(0.00)	(0.07)	6.27
10-1-00 to 6-30-01	7.51	0.07	(0.43)	(0.36)	(0.06)	(0.69)	(0.06)	(0.81)	6.34
10-5-99[c] to 9-30-00	5.86	0.01	1.83	1.84	(0.01)	(0.18)	(0.00)	(0.19)	7.51

Class Y
7-1-02 to 6-30-03	$6.27	$0.09	$0.14	$0.23	$(0.09)	$(0.00)	$(0.00)	$(0.09)	$6.41
7-1-01 to 6-30-02	6.34	0.13	(0.05)	0.08	(0.15)	(0.00)	(0.00)	(0.15)	6.27
10-1-00 to 6-30-01	7.53	0.14	(0.45)	(0.31)	(0.13)	(0.69)	(0.06)	(0.88)	6.34
10-1-99 to 9-30-00	5.83	0.08	1.86	1.94	(0.06)	(0.18)	(0.00)	(0.24)	7.53
10-1-98 to 9-30-99	5.78	0.12	0.28	0.40	(0.11)	(0.24)	(0.00)	(0.35)	5.83
10-1-97 to 9-30-98	5.99	0.16	0.29	0.45	(0.19)	(0.47)	(0.00)	(0.66)	5.78

(a) (b) (c) (d)	Total return calculated without taking into account the sales load deducted on an initial purchase. Annualized. Commencement of operations of the class. For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	3.30%[a]	$438	1.36%	1.13%	121.92%
7-1-01 to 6-30-02	0.86[a]	235	1.41	1.84	166.57
10-1-00 to 6-30-01	-4.92[a]	143	1.42[b]	2.45[b]	115.03
10-1-99 to 9-30-00	33.87[a]	89	1.55	0.74	174.40
10-1-98 to 9-30-99	6.90[a]	48	1.90	1.55	176.63
10-1-97 to 9-30-98	7.89[a]	33	1.62	2.45	230.09

Class B
7-1-02 to 6-30-03	2.25%	$55	2.26%	0.23%	121.92%
7-1-01 to 6-30-02	0.00	33	2.27	0.98	166.57
10-1-00 to 6-30-01	-5.38	19	2.26[b]	1.63[b]	115.03
10-6-99[c] to 9-30-00	31.71	7	2.29[b]	0.22[b]	174.40[d]

Class C
7-1-02 to 6-30-03	2.30%	$18	2.18%	0.31%	121.92%
7-1-01 to 6-30-02	0.00	10	2.26	0.98	166.57
10-1-00 to 6-30-01	-5.44	5	2.26[b]	1.62[b]	115.03
10-5-99[c] to 9-30-00	32.47	2	2.25[b]	0.30[b]	174.40[d]

Class Y
7-1-02 to 6-30-03	3.69%	$2	0.96%	1.49%	121.92%
7-1-01 to 6-30-02	1.27	2	0.99	2.23	166.57
10-1-00 to 6-30-01	-4.61	1	1.02[b]	2.84[b]	115.03
10-1-99 to 9-30-00	34.21	0.5	1.26	1.16	174.40
10-1-98 to 9-30-99	7.35	0.3	1.49	1.96	176.63
10-1-97 to 9-30-98	8.26	0.2	1.37	2.79	230.09

Waddell & Reed Advisors Continental Income Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions		Net Asset
	Value	Investment	Investments	Total From	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class Aa
7-1-02 to 6-30-03	$6.29	$0.10	$0.04	$0.14	$(0.10)	$(0.00)	$(0.10)	$6.33
7-1-01 to 6-30-02	7.00	0.12	(0.68)	(0.56)	(0.12)	(0.03)	(0.15)	6.29
4-1-01 to 6-30-01	6.87	0.03	0.13	0.16	(0.03)	(0.00)	(0.03)	7.00
4-1-00 to 3-31-01	8.20	0.16	(0.57)	(0.41)	(0.17)	(0.75)	(0.92)	6.87
4-1-99 to 3-31-00	7.97	0.18	1.04	1.22	(0.18)	(0.81)	(0.99)	8.20
4-1-98 to 3-31-99	8.32	0.33	0.04	0.37	(0.32)	(0.40)	(0.72)	7.97

Class B
7-1-02 to 6-30-03	$6.29	$0.03	$0.03	$0.06	$(0.03)	$(0.00)	$(0.03)	$6.32
7-1-01 to 6-30-02	7.00	0.06	(0.68)	(0.62)	(0.06)	(0.03)	(0.09)	6.29
4-1-01 to 6-30-01	6.87	0.02	0.13	0.15	(0.02)	(0.00)	(0.02)	7.00
4-1-00 to 3-31-01	8.20	0.10	(0.58)	(0.48)	(0.10)	(0.75)	(0.85)	6.87
10-4-99[d] to 3-31-00	8.11	0.05	0.91	0.96	(0.06)	(0.81)	(0.87)	8.20

Class C
7-1-02 to 6-30-03	$6.29	$0.03	$0.03	$0.06	$(0.03)	$(0.00)	$(0.03)	$6.32
7-1-01 to 6-30-02	7.00	0.06	(0.68)	(0.62)	(0.06)	(0.03)	(0.09)	6.29
4-1-01 to 6-30-01	6.87	0.01	0.13	0.14	(0.01)	(0.00)	(0.01)	7.00
4-1-00 to 3-31-01	8.20	0.09	(0.58)	(0.49)	(0.09)	(0.75)	(0.84)	6.87
10-5-99[d] to 3-31-00	8.09	0.05	0.93	0.98	(0.06)	(0.81)	(0.87)	8.20

Class Ya
7-1-02 to 6-30-03	$6.29	$0.12[e]	$0.04[e]	$0.16	$(0.12)	$(0.00)	$(0.12)	$6.33
7-1-01 to 6-30-02	7.00	0.08	(0.62)	(0.54)	(0.14)	(0.03)	(0.17)	6.29
4-1-01 to 6-30-01	6.87	0.03	0.13	0.16	(0.03)	(0.00)	(0.03)	7.00
4-1-00 to 3-31-01	8.20	0.24	(0.63)	(0.39)	(0.19)	(0.75)	(0.94)	6.87
4-1-99 to 3-31-00	7.97	0.21	1.03	1.24	(0.20)	(0.81)	(1.01)	8.20
4-1-98 to 3-31-99	8.33	0.07	0.32	0.39	(0.35)	(0.40)	(0.75)	7.97
(a)	Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(b)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)	Annualized.
(d)	Commencement of operations of the class.
(e)	Based on average weekly shares outstanding.

Waddell & Reed Advisors Continental Income Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	2.23%[b]	$440	1.25%	1.53%	48.78%
7-1-01 to 6-30-02	-8.04[b]	474	1.21	1.77	32.27
4-1-01 to 6-30-01	2.33[b]	533	1.20[c]	1.84[c]	13.50
4-1-00 to 3-31-01	-5.61[b]	523	1.16	2.08	47.03
4-1-99 to 3-31-00	16.36[b]	597	1.15	2.22	72.40
4-1-98 to 3-31-99	3.38[b]	581	0.99	2.69	50.68

Class B
7-1-02 to 6-30-03	1.02%	$12	2.26%	0.51%	48.78%
7-1-01 to 6-30-02	-8.86	10	2.13	0.84	32.27
4-1-01 to 6-30-01	2.11	8	2.07[c]	0.96[c]	13.50
4-1-00 to 3-31-01	-6.49	6	2.07	1.16	47.03
10-4-99[d] to 3-31-00	12.75	1	2.08[c]	1.14[c]	72.40[c]

Class C
7-1-02 to 6-30-03	1.05%	$3	2.26%	0.51%	48.78%
7-1-01 to 6-30-02	-8.95	2	2.22	0.75	32.27
4-1-01 to 6-30-01	2.09	2	2.16[c]	0.88[c]	13.50
4-1-00 to 3-31-01	-6.54	1	2.13	1.10	47.03
10-5-99[d] to 3-31-00	12.98	0.3	2.23[c]	1.09[c]	72.40[c]

Class Y
7-1-02 to 6-30-03	2.57%	$1	0.93%	1.87%	48.78%
7-1-01 to 6-30-02	-7.77	1	0.92	2.06	32.27
4-1-01 to 6-30-01	2.38	1	0.92[c]	2.12[c]	13.50
4-1-00 to 3-31-01	-5.34	1	0.89	2.34	47.03
4-1-99 to 3-31-00	16.72	1	0.86	2.50	72.40
4-1-98 to 3-31-99	3.58	1	0.81	3.32	50.68

Waddell & Reed Advisors Core Investment Fund
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions		Net Asset
	Value	Investment	Investments	Total From	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class Aa
7-1-02 to 6-30-03	$4.95	$0.03	$(0.26)	$(0.23)	$(0.03)	$(0.00)	$(0.03)	$4.69
7-1-01 to 6-30-02	6.27	0.01	(1.06)	(1.05)	(0.01)	(0.26)	(0.27)	4.95
1-1-01 to 6-30-01	7.08	0.00	(0.80)	(0.80)	(0.01)	(0.00)	(0.01)	6.27
1-1-00 to 12-31-00	8.13	0.01	0.77	0.78	(0.01)	(1.82)	(1.83)	7.08
1-1-99 to 12-31-99	7.52	0.08	1.13	1.21	(0.08)	(0.52)	(0.60)	8.13
1-1-98 to 12-31-98	7.59	0.20	1.66	1.86	(0.19)	(1.74)	(1.93)	7.52

Class B
7-1-02 to 6-30-03	$4.82	$(0.03)	$(0.25)	$(0.28)	$(0.00)	$(0.00)	$(0.00)	$4.54
7-1-01 to 6-30-02	6.16	(0.03)	(1.05)	(1.08)	(0.00)	(0.26)	(0.26)	4.82
1-1-01 to 6-30-01	6.99	(0.02)	(0.81)	(0.83)	(0.00)	(0.00)	(0.00)	6.16
1-1-00 to 12-31-00	8.13	(0.04)	0.72	0.68	(0.00)	(1.82)	(1.82)	6.99
10-4-99[d] to 12-31-99	7.77	(0.00)	0.88	0.88	(0.00)	(0.52)	(0.52)	8.13

Class C
7-1-02 to 6-30-03	$4.82	$(0.02)	$(0.25)	$(0.27)	$(0.00)	$(0.00)	$(0.00)	$4.55
7-1-01 to 6-30-02	6.16	(0.01)	(1.07)	(1.08)	(0.00)	(0.26)	(0.26)	4.82
1-1-01 to 6-30-01	6.99	(0.02)	(0.81)	(0.83)	(0.00)	(0.00)	(0.00)	6.16
1-1-00 to 12-31-00	8.13	(0.03)	0.71	0.68	(0.00)	(1.82)	(1.82)	6.99
10-4-99[d] to 12-31-99	7.77	(0.00)	0.88	0.88	(0.00)	(0.52)	(0.52)	8.13

Class Ya
7-1-02 to 6-30-03	$4.96	$0.04	$(0.27)	$(0.23)	$(0.04)	$(0.00)	$(0.04)	$4.69
7-1-01 to 6-30-02	6.27	0.03	(1.05)	(1.02)	(0.03)	(0.26)	(0.29)	4.96
1-1-01 to 6-30-01	7.09	0.01	(0.81)	(0.80)	(0.02)	(0.00)	(0.02)	6.27
1-1-00 to 12-31-00	8.13	0.03	0.77	0.80	(0.02)	(1.82)	(1.84)	7.09
1-1-99 to 12-31-99	7.52	0.10	1.13	1.23	(0.10)	(0.52)	(0.62)	8.13
1-1-98 to 12-31-98	7.59	0.24	1.66	1.90	(0.23)	(1.74)	(1.97)	7.52
(a)	Per share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
(b)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)	Annualized.
(d)	Commencement of operations of the class.
(e)	For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Core Investment Fund
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	-4.84%[b]	$4,310	1.13%	0.60%	40.70%
7-1-01 to 6-30-02	-17.06[b]	5,348	1.04	0.20	26.70
1-1-01 to 6-30-01	-11.35[b]	7,097	0.98[c]	0.14[c]	15.48
1-1-00 to 12-31-00	9.65[b]	8,219	0.94	0.12	48.05
1-1-99 to 12-31-99	16.41[b]	8,102	0.94	0.94	53.79
1-1-98 to 12-31-98	24.02[b]	7,368	0.89	1.11	49.29

Class B
7-1-02 to 6-30-03	-5.81%	$82	2.35%	-0.61%	40.70%
7-1-01 to 6-30-02	-18.05	88	2.17	-0.92	26.70
1-1-01 to 6-30-01	-11.87	86	2.07[c]	-0.93[c]	15.48
1-1-00 to 12-31-00	8.43	72	1.98	-0.91	48.05
10-4-99[d] to 12-31-99	11.53	13	2.18[c]	-0.59[c]	53.79[e]

Class C
7-1-02 to 6-30-03	-5.60%	$24	2.20%	-0.45%	40.70%
7-1-01 to 6-30-02	-18.05	26	2.11	-0.85	26.70
1-1-01 to 6-30-01	-11.87	19	2.10[c]	-0.96[c]	15.48
1-1-00 to 12-31-00	8.46	16	2.01	-0.95	48.05
10-4-99[d] to 12-31-99	11.53	1	2.23[c]	-0.63[c]	53.79[e]

Class Y
7-1-02 to 6-30-03	-4.52%	$107	0.80%	0.94%	40.70%
7-1-01 to 6-30-02	-16.78	132	0.77	0.48	26.70
1-1-01 to 6-30-01	-11.33	176	0.74[c]	0.38[c]	15.48
1-1-00 to 12-31-00	9.88	210	0.74	0.33	48.05
1-1-99 to 12-31-99	16.67	283	0.73	1.18	53.79
1-1-98 to 12-31-98	24.27	399	0.71	1.29	49.29

Waddell & Reed Advisors International Growth Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions		Net Asset
	Value	Investment	Investments	Total From	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$5.76	$0.03	$(0.62)	$(0.59)	$(0.01)	$(0.00)	$(0.01)	$5.16
7-1-01 to 6-30-02	6.79	0.01	(1.01)	(1.00)	(0.03)	(0.00)[a]	(0.03)	5.76
7-1-00 to 6-30-01	12.43	0.06	(3.31)	(3.25)	(0.03)	(2.36)	(2.39)	6.79
7-1-99 to 6-30-00	9.97	(0.04)	3.96	3.92	(0.02)	(1.44)	(1.46)	12.43
7-1-98 to 6-30-99	11.85	0.05	(0.74)	(0.69)	(0.04)	(1.15)	(1.19)	9.97

Class B
7-1-02 to 6-30-03	$5.59	$(0.05)	$(0.60)	$(0.65)	$(0.00)	$(0.00)	$(0.00)	$4.94
7-1-01 to 6-30-02	6.65	(0.05)	(1.01)	(1.06)	(0.00)	(0.00)[a]	(0.00)	5.59
7-1-00 to 6-30-01	12.34	(0.04)	(3.29)	(3.33)	(0.00)	(2.36)	(2.36)	6.65
10-4-99[d] to 6-30-00	10.79	(0.00)	2.99	2.99	(0.00)	(1.44)	(1.44)	12.34

Class C
7-1-02 to 6-30-03	$5.64	$(0.03)	$(0.60)	$(0.63)	$(0.00)	$(0.00)	$(0.00)	$5.01
7-1-01 to 6-30-02	6.68	(0.02)	(1.02)	(1.04)	(0.00)	(0.00)[a]	(0.00)	5.64
7-1-00 to 6-30-01	12.36	(0.03)	(3.29)	(3.32)	(0.00)	(2.36)	(2.36)	6.68
10-5-99[d] to 6-30-00	10.78	0.01	3.01	3.02	(0.00)	(1.44)	(1.44)	12.36

Class Y
7-1-02 to 6-30-03	$5.78	$0.06	$(0.62)	$(0.56)	$(0.04)	$(0.00)	$(0.04)	$5.18
7-1-01 to 6-30-02	6.79	0.04	(1.01)	(0.97)	(0.04)	(0.00)[a]	(0.04)	5.78
7-1-00 to 6-30-01	12.46	0.09	(3.32)	(3.23)	(0.08)	(2.36)	(2.44)	6.79
7-1-99 to 6-30-00	9.97	(0.01)	3.98	3.97	(0.04)	(1.44)	(1.48)	12.46
7-1-98 to 6-30-99	11.85	0.09	(0.74)	(0.65)	(0.08)	(1.15)	(1.23)	9.97
(a)	Not shown due to rounding.
(b)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)	Annualized.
(d)	Commencement of operations of the class.
(e)	For the 12 months ended June 30, 2000.

Waddell & Reed Advisors International Growth Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	-10.25%[b]	$642	1.75%	0.63%	106.39%
7-1-01 to 6-30-02	-14.75[b]	874	1.61	0.17	120.90
7-1-00 to 6-30-01	-28.74[b]	1,128	1.44	0.71	117.89
7-1-99 to 6-30-00	39.43[b]	1,713	1.41	-0.32	112.68
7-1-98 to 6-30-99	-5.40[b]	1,252	1.30	0.52	149.45

Class B
7-1-02 to 6-30-03	-11.79%	$16	3.22%	-0.84%	106.39%
7-1-01 to 6-30-02	-15.78	20	3.01	-1.19	120.90
7-1-00 to 6-30-01	-29.70	19	2.73	-0.54	117.89
10-4-99[d] to 6-30-00	38.20	19	2.71[c]	-0.97[c]	112.68[e]

Class C
7-1-02 to 6-30-03	-11.17%	$6	2.71%	-0.42%	106.39%
7-1-01 to 6-30-02	-15.56	8	2.55	-0.69	120.90
7-1-00 to 6-30-01	-29.56	3	2.54	-0.32	117.89
10-5-99[d] to 6-30-00	38.43	3	2.50[c]	-0.73[c]	112.68[e]

Class Y
7-1-02 to 6-30-03	-9.74%	$15	1.16%	1.30%	106.39%
7-1-01 to 6-30-02	-14.28	15	1.15	0.73	120.90
7-1-00 to 6-30-01	-28.51	14	1.10	1.05	117.89
7-1-99 to 6-30-00	39.97	20	1.12	0.03	112.68
7-1-98 to 6-30-99	-5.06	9	0.99	0.85	149.45

Waddell & Reed Advisors New Concepts Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period		Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class Aa
7-1-02 to 6-30-03	$6.42	$(0.05)	$0.34	$0.29	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.71
7-1-01 to 6-30-02	8.73	(0.04)	(2.26)	(2.30)	(0.00)	(0.01)	(0.00)	(0.01)	6.42
4-1-01 to 6-30-01	7.85	0.00	0.88	0.88	(0.00)	(0.00)	(0.00)	(0.00)	8.73
4-1-00 to 3-31-01	15.07	(0.06)	(4.74)	(4.80)	(0.00)	(1.68)	(0.74)	(2.42)	7.85
4-1-99 to 3-31-00	9.52	(0.09)	6.96	6.87	(0.00)	(1.32)	(0.00)	(1.32)	15.07
4-1-98 to 3-31-99	9.24	(0.00)	1.54	1.54	(0.01)	(1.25)	(0.00)	(1.26)	9.52

Class B
7-1-02 to 6-30-03	$6.19	$(0.13)	$0.32	$0.19	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.38
7-1-01 to 6-30-02	8.52	(0.12)	(2.20)	(2.32)	(0.00)	(0.01)	(0.00)	(0.01)	6.19
4-1-01 to 6-30-01	7.69	(0.02)	0.85	0.83	(0.00)	(0.00)	(0.00)	(0.00)	8.52
4-1-00 to 3-31-01	14.98	(0.16)	(4.71)	(4.87)	(0.00)	(1.68)	(0.74)	(2.42)	7.69
10-4-99[d] to 3-31-00	10.69	0.01	5.60	5.61	(0.00)	(1.32)	(0.00)	(1.32)	14.98

Class C
7-1-02 to 6-30-03	$6.20	$(0.12)	$0.32	$0.20	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.40
7-1-01 to 6-30-02	8.53	(0.10)	(2.22)	(2.32)	(0.00)	(0.01)	(0.00)	(0.01)	6.20
4-1-01 to 6-30-01	7.70	(0.02)	0.85	0.83	(0.00)	(0.00)	(0.00)	(0.00)	8.53
4-1-00 to 3-31-01	14.99	(0.16)	(4.71)	(4.87)	(0.00)	(1.68)	(0.74)	(2.42)	7.70
10-4-99[d] to 3-31-00	10.69	0.02	5.60	5.62	(0.00)	(1.32)	(0.00)	(1.32)	14.99

Class Ya
7-1-02 to 6-30-03	$6.51	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.85
7-1-01 to 6-30-02	8.82	0.01	(2.30)	(2.29)	(0.01)	(0.01)	(0.00)	(0.02)	6.51
4-1-01 to 6-30-01	7.93	0.00	0.89	0.89	(0.00)	(0.00)	(0.00)	(0.00)	8.82
4-1-00 to 3-31-01	15.14	(0.03)	(4.76)	(4.79)	(0.00)	(1.68)	(0.74)	(2.42)	7.93
4-1-99 to 3-31-00	9.53	(0.05)	6.98	6.93	(0.00)	(1.32)	(0.00)	(1.32)	15.14
4-1-98 to 3-31-99	9.25	0.03	1.54	1.57	(0.04)	(1.25)	(0.00)	(1.29)	9.53
(a)	Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(b)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)	Annualized.
(d)	Commencement of operations of the class.

Waddell & Reed Advisors New Concepts Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	4.52%[b]	$892	1.65%	-1.01%	26.57%
7-1-01 to 6-30-02	-26.34[b]	965	1.50	0.61	57.51
4-1-01 to 6-30-01	11.21[b]	1,415	1.44[c]	0.02[c]	16.34
4-1-00 to 3-31-01	-35.27[b]	1,275	1.36	-0.58	89.35
4-1-99 to 3-31-00	74.61[b]	1,984	1.32	-0.66	127.31
4-1-98 to 3-31-99	17.83[b]	972	1.29	-0.04	48.95

Class B
7-1-02 to 6-30-03	3.07%	$35	3.03%	-2.39%	25.67%
7-1-01 to 6-30-02	-27.22	34	2.78	-1.90	57.51
4-1-01 to 6-30-01	10.79	40	2.67[c]	-1.21[c]	16.34
4-1-00 to 3-31-01	-35.99	35	2.51	-1.71	89.35
10-4-99[d] to 3-31-00	54.60	28	2.40[c]	-1.73[c]	127.31[c]

Class C
7-1-02 to 6-30-03	3.23%	$8	2.89%	-2.26%	25.67%
7-1-01 to 6-30-02	-27.19	7	2.72	-1.85	57.51
4-1-01 to 6-30-01	10.78	7	2.66[c]	-1.20[c]	16.34
4-1-00 to 3-31-01	-35.96	6	2.47	-1.67	89.35
10-4-99[d] to 3-31-00	54.71	5	2.30[c]	-1.62[c]	127.31[c]

Class Y
7-1-02 to 6-30-03	5.06%	$15	1.05%	-0.42%	25.67%
7-1-01 to 6-30-02	-25.89	20	1.05	-0.14	57.51
4-1-01 to 6-30-01	11.22	32	1.07[c]	0.39[c]	16.34
4-1-00 to 3-31-01	-35.01	26	1.03	-0.21	89.35
4-1-99 to 3-31-00	75.17	22	1.02	-0.36	127.31
4-1-98 to 3-31-99	18.29	12	0.95	0.29	48.95

Waddell & Reed Advisors Retirement Shares, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$5.48	$0.03	$0.30	$0.33	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$5.77
7-1-01 to 6-30-02	6.84	0.06	(1.35)	(1.29)	(0.06)	(0.01)	(0.00)	(0.07)	5.48
7-1-00 to 6-30-01	12.05	0.06	(2.52)	(2.46)	(0.06)	(2.42)	(0.27)	(2.75)	6.84
7-1-99 to 6-30-00	9.84	0.06	3.92	3.98	(0.06)	(1.71)	(0.00)	(1.77)	12.05
7-1-98 to 6-30-99	9.28	0.19	0.92	1.11	(0.18)	(0.37)	(0.00)	(0.55)	9.84

Class B
7-1-02 to 6-30-03	$5.42	$(0.04)	$0.32	$0.28	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$5.70
7-1-01 to 6-30-02	6.78	(0.01)	(1.34)	(1.35)	(0.00)	(0.01)	(0.00)	(0.01)	5.42
7-1-00 to 6-30-01	12.00	(0.01)	(2.52)	(2.53)	(0.00)	(2.42)	(0.27)	(2.69)	6.78
10-4-99[c] to 6-30-00	10.12	(0.01)	3.60	3.59	(0.00)	(1.71)	(0.00)	(1.71)	12.00

Class C
7-1-02 to 6-30-03	$5.42	$(0.04)	$0.32	$0.28	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$5.70
7-1-01 to 6-30-02	6.77	(0.01)	(1.33)	(1.34)	(0.00)	(0.01)	(0.00)	(0.01)	5.42
7-1-00 to 6-30-01	12.00	(0.01)	(2.53)	(2.54)	(0.00)	(2.42)	(0.27)	(2.69)	6.77
10-4-99[c] to 6-30-00	10.12	(0.01)	3.60	3.59	(0.00)	(1.71)	(0.00)	(1.71)	12.00

Class Y
7-1-02 to 6-30-03	$5.48	$0.06	$0.30	$0.36	$(0.06)	$(0.00)	$(0.00)	$(0.06)	$5.78
7-1-01 to 6-30-02	6.84	0.07	(1.35)	(1.28)	(0.07)	(0.01)	(0.00)	(0.08)	5.48
7-1-00 to 6-30-01	12.05	0.09	(2.53)	(2.44)	(0.08)	(2.42)	(0.27)	(2.77)	6.84
7-1-99 to 6-30-00	9.85	0.10	3.89	3.99	(0.08)	(1.71)	(0.00)	(1.79)	12.05
7-1-98 to 6-30-99	9.28	0.20	0.94	1.14	(0.20)	(0.37)	(0.00)	(0.57)	9.85
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	For the twelve months ended June 30, 2000.

Waddell & Reed Advisors Retirement Shares, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	6.11%[a]	$637	1.28%	0.55%	219.47%
7-1-01 to 6-30-02	-18.97[a]	739	1.21	0.93	266.28
7-1-00 to 6-30-01	-23.46[a]	1,075	1.11	0.62	227.44
7-1-99 to 6-30-00	43.54[a]	1,377	1.10	0.55	295.37
7-1-98 to 6-30-99	12.75[a]	890	0.99	2.04	122.58

Class B
7-1-02 to 6-30-03	5.17%	$23	2.43%	-0.60%	219.47%
7-1-01 to 6-30-02	-19.90	27	2.24	-0.10	266.28
7-1-00 to 6-30-01	-24.19	39	2.07	-0.36	227.44
10-4-99[c] to 6-30-00	38.28	28	2.05[b]	-0.42[b]	295.37[d]

Class C
7-1-02 to 6-30-03	5.17%	$5	2.36%	-0.53%	219.47%
7-1-01 to 6-30-02	-19.79	6	2.24	-0.09	266.28
7-1-00 to 6-30-01	-24.28	8	2.09	-0.38	227.44
10-4-99[c] to 6-30-00	38.28	6	2.07[b]	-0.44[b]	295.37[d]

Class Y
7-1-02 to 6-30-03	6.68%	$1	0.93%	0.92%	219.47%
7-1-01 to 6-30-02	-18.72	3	0.91	1.20	226.28
7-1-01 to 6-30-01	-23.28	8	0.87	0.79	227.44
7-1-99 to 6-30-00	43.75	11	0.88	0.75	295.37
7-1-98 to 6-30-99	13.11	3	0.75	2.32	122.58

Waddell & Reed Advisors Science and Technology Fund
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions		Net Asset
	Value	Investment	Investments	Total From	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class Aa
7-1-02 to 6-30-03	$7.30	$(0.04)	$0.10	$0.06	$(0.00)	$(0.00)	$(0.00)	$7.36
7-1-01 to 6-30-02	9.26	(0.03)	(1.76)	(1.79)	(0.01)	(0.16)	(0.17)	7.30
1-1-01 to 6-30-01	10.90	0.01	(1.64)	(1.63)	(0.01)	(0.00)	(0.01)	9.26
1-1-00 to 12-31-00	18.43	0.01	(2.37)	(2.36)	(0.00)	(5.17)	(5.17)	10.90
1-1-99 to 12-31-99	9.91	(0.09)	10.12	10.03	(0.00)	(1.51)	(1.51)	18.43
1-1-98 to 12-31-98	6.71	(0.03)	3.93	3.90	(0.00)	(0.70)	(0.70)	9.91

Class B
7-1-02 to 6-30-03	$7.00	$(0.13)	$0.08	$(0.05)	$(0.00)	$(0.00)	$(0.00)	$6.95
7-1-01 to 6-30-02	9.00	(0.13)	(1.71)	(1.84)	(0.00)	(0.16)	(0.16)	7.00
1-1-01 to 6-30-01	10.66	(0.04)	(1.62)	(1.66)	(0.00)	(0.00)	(0.00)	9.00
1-1-00 to 12-31-00	18.37	(0.13)	(2.41)	(2.54)	(0.00)	(5.17)	(5.17)	10.66
10-4-99[d] to 12-31-99	12.64	(0.04)	7.28	7.24	(0.00)	(1.51)	(1.51)	18.37

Class C
7-1-02 to 6-30-03	$7.01	$(0.14)	$0.09	$(0.05)	$(0.00)	$(0.00)	$(0.00)	$6.96
7-1-01 to 6-30-02	9.01	(0.14)	(1.70)	(1.84)	(0.00)	(0.16)	(0.16)	7.01
1-1-01 to 6-30-01	10.67	(0.04)	(1.62)	(1.66)	(0.00)	(0.00)	(0.00)	9.01
1-1-00 to 12-31-00	18.38	(0.13)	(2.41)	(2.54)	(0.00)	(5.17)	(5.17)	10.67
10-4-99[d] to 12-31-99	12.64	(0.04)	7.29	7.25	(0.00)	(1.51)	(1.51)	18.38

Class Ya
7-1-02 to 6-30-03	$7.47	$0.16	$(0.07)	$0.09	$(0.00)	$(0.00)	$(0.00)	$7.56
7-1-01 to 6-30-02	9.44	0.05	(1.84)	(1.79)	(0.02)	(0.16)	(0.18)	7.47
1-1-01 to 6-30-01	11.12	0.01	(1.66)	(1.65)	(0.03)	(0.00)	(0.03)	9.44
1-1-00 to 12-31-00	18.65	0.02	(2.38)	(2.36)	(0.00)	(5.17)	(5.17)	11.12
1-1-99 to 12-31-99	9.98	(0.04)	10.22	10.18	(0.00)	(1.51)	(1.51)	18.65
1-1-98 to 12-31-98	6.74	(0.01)	3.95	3.94	(0.00)	(0.70)	(0.70)	9.98
(a)	Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(b)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)	Annualized.
(d)	Commencement of operations of the class.
(e)	For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Science and Technology Fund
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	0.82%[b]	$1,693	1.48%	-0.66%	90.07%
7-1-01 to 6-30-02	-19.74[b]	1,912	1.38	-0.38	70.44
1-1-01 to 6-30-01	-14.95[b]	2,658	1.32[c]	0.28[c]	52.06
1-1-00 to 12-31-00	-13.97[b]	3,224	1.21	0.04	80.14
1-1-99 to 12-31-99	102.93[b]	3,744	1.16	-0.79	40.35
1-1-98 to 12-31-98	59.31[b]	1,668	1.05	-0.37	55.70

Class B
7-1-02 to 6-30-03	-0.71%	$51	3.05%	-2.23%	90.07%
7-1-01 to 6-30-02	-20.83	49	2.83	-1.84	70.44
1-1-01 to 6-30-01	-15.57	56	2.69[c]	-1.10[c]	52.06
1-1-00 to 12-31-00	-15.01	57	2.45	-1.00	80.14
10-4-99[d] to 12-31-99	58.62	17	2.64[c]	-2.35[c]	40.35[e]

Class C
7-1-02 to 6-30-03	-0.71%	$7	3.03%	-2.21%	90.07%
7-1-01 to 6-30-02	-20.80	7	2.80	-1.82	70.44
1-1-01 to 6-30-01	-15.56	9	2.71[c]	-1.12[c]	52.06
1-1-00 to 12-31-00	-15.01	9	2.42	-1.00	80.14
10-4-99[d] to 12-31-99	58.70	3	2.42[c]	-2.19[c]	40.35[e]

Class Y
7-1-02 to 6-30-03	1.21%	$6	1.03%	-0.19%	90.07%
7-1-01 to 6-30-02	-19.32	15	1.02	-0.01	70.44
1-1-01 to 6-30-01	-14.87	31	1.00[c]	0.58[c]	52.06
1-1-00 to 12-31-00	-13.80	27	0.98	0.26	80.14
1-1-99 to 12-31-99	103.72	31	0.95	-0.59	40.35
1-1-98 to 12-31-98	59.71	6	0.79	-0.12	55.70

Waddell & Reed Advisors Small Cap Fund, Inc.
Selected Per-Share Data
	Increase (Decrease) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$10.16	$(0.11)	$0.95	$0.84	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$11.00
7-1-01 to 6-30-02	12.14	(0.11)	(1.86)	(1.97)	(0.01)	(0.00)	(0.00)	(0.01)	10.16
7-1-00 to 6-30-01	14.68	0.05	(1.84)	(1.79)	(0.08)	(0.67)	(0.00)[d]	(0.75)	12.14
10-4-99[c] to 6-30-00	10.00	0.09	4.62	4.71	(0.03)	(0.00)[d]	(0.00)	(0.03)	14.68

Class B
7-1-02 to 6-30-03	$9.95	$(0.22)	$0.93	$0.71	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$10.66
7-1-01 to 6-30-02	12.01	(0.17)	(1.89)	(2.06)	(0.00)	(0.00)	(0.00)	(0.00)	9.95
7-1-00 to 6-30-01	14.58	(0.05)	(1.85)	(1.90)	(0.00)	(0.67)	(0.00)[d]	(0.67)	12.01
10-4-99[c] to 6-30-00	10.00	0.02	4.58	4.60	(0.02)	(0.00)[d]	(0.00)	(0.02)	14.58

Class C
7-1-02 to 6-30-03	$10.01	$(0.22)	$0.96	$0.74	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$10.75
7-1-01 to 6-30-02	12.05	(0.17)	(1.87)	(2.04)	(0.00)	(0.00)	(0.00)	(0.00)	10.01
7-1-00 to 6-30-01	14.60	(0.04)	(1.84)	(1.88)	(0.00)	(0.67)	(0.00)[d]	(0.67)	12.05
10-4-99[c] to 6-30-00	10.00	0.03	4.59	4.62	(0.02)	(0.00)[d]	(0.00)	(0.02)	14.60

Class Y
7-1-02 to 6-30-03	$10.19	$(0.19)	$1.10	$0.91	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$11.10
7-1-01 to 6-30-02	12.18	(0.01)	(1.91)	(1.92)	(0.07)	(0.00)	(0.00)	(0.07)	10.19
7-1-00 to 6-30-01	14.71	0.04	(1.76)	(1.72)	(0.14)	(0.67)	(0.00)[d]	(0.81)	12.18
10-4-99[c] to 6-30-00	10.00	0.14	4.62	4.76	(0.05)	(0.00)[d]	(0.00)	(0.05)	14.71
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	Not shown due to rounding

Waddell & Reed Advisors Small Cap Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	8.27%[a]	$471	1.68%	-1.16%	34.05%
7-1-01 to 6-30-02	-16.25[a]	493	1.61	-0.63	27.05
7-1-00 to 6-30-01	-12.08[a]	371	1.59	0.53	34.56
10-4-99[c] to 6-30-00	47.19[a]	287	1.61[b]	1.22[b]	36.81

Class B
7-1-02 to 6-30-03	7.14%	$59	2.76%	-2.24%	34.05%
7-1-01 to 6-30-02	-17.15	56	2.67	-1.68	27.05
7-1-00 to 6-30-01	-12.97	47	2.62	-0.51	34.56
10-4-99[c] to 6-30-00	46.07	32	2.72[b]	0.08[b]	36.81

Class C
7-1-02 to 6-30-03	7.39%	$19	2.50%	-1.97%	34.05%
7-1-01 to 6-30-02	-16.93	24	2.41	-1.45	27.05
7-1-00 to 6-30-01	-12.82	14	2.49	-0.38	34.56
10-4-99[c] to 6-30-00	46.27	10	2.51[b]	0.29[b]	36.81

Class Y
7-1-02 to 6-30-03	8.93%	$148	1.05%	-0.56%	34.05%
7-1-01 to 6-30-02	-15.83	57	1.07	-0.07	27.05
7-1-00 to 6-30-01	-11.57	64	1.08	0.96	34.56
10-4-99[c] to 6-30-00	47.75	14	1.15[b]	1.68[b]	36.81

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Net Asset
	Value	Investment	Investments	Total From	From Net	Value
	Beginning	Income	(Realized and	Investment	Investment	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Period
Class A
7-1-02 to 6-30-03	$6.60	$(0.04)	$0.38	$0.34	$(0.00)	$6.94
7-1-01 to 6-30-02	8.24	(0.05)	(1.58)	(1.63)	(0.01)	6.60
1-1-01 to 6-30-01	9.55	(0.03)	(1.28)	(1.31)	(0.00)	8.24
3-31-00[c] to 12-31-00	10.00	0.04	(0.45)	(0.41)	(0.04)	9.55

Class B
7-1-02 to 6-30-03	$6.49	$(0.11)	$0.39	$0.28	$(0.00)	$6.77
7-1-01 to 6-30-02	8.17	(0.11)	(1.57)	(1.68)	(0.00)	6.49
1-1-01 to 6-30-01	9.52	(0.06)	(1.29)	(1.35)	(0.00)	8.17
3-31-00[c] to 12-31-00	10.00	0.01	(0.49)	(0.48)	(0.00)	9.52

Class C
7-1-02 to 6-30-03	$6.49	$(0.08)	$0.35	$0.27	$(0.00)	$6.76
7-1-01 to 6-30-02	8.17	(0.12)	(1.56)	(1.68)	(0.00)	6.49
1-1-01 to 6-30-01	9.51	(0.06)	(1.28)	(1.34)	(0.00)	8.17
3-31-00[c] to 12-31-00	10.00	0.01	(0.50)	(0.49)	(0.00)	9.51

Class Y
7-1-02 to 6-30-03	$6.60	$(0.02)	$0.37	$0.35	$(0.00)	$6.95
7-1-01 to 6-30-02	8.24	(0.13)	(1.49)	(1.62)	(0.02)	6.60
1-1-01 to 6-30-01	9.55	(0.03)	(1.28)	(1.31)	(0.00)	8.24
4-19-00[c] to 12-31-00	10.07	0.04	(0.51)	(0.47)	(0.05)	9.55
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	For the period from March 31, 2000 through December 31, 2000.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	5.15%[a]	$34	1.49%	-0.70%	105.07%
7-1-01 to 6-30-02	-19.83[a]	35	1.39	-0.70	113.29
1-1-01 to 6-30-01	-13.72[a]	48	1.57[b]	-0.82[b]	30.09
3-31-00[c] to 12-31-00	-4.11[a]	67	1.15[b]	1.63[b]	16.89

Class B
7-1-02 to 6-30-03	4.31%	$3	2.43%	-1.64%	105.07%
7-1-01 to 6-30-02	-20.56	4	2.26	-1.58	113.29
1-1-01 to 6-30-01	-14.18	6	2.40[b]	-1.63[b]	30.09
3-31-00[c] to 12-31-00	-4.80	9	2.08[b]	0.67[b]	16.89

Class C
7-1-02 to 6-30-03	4.16%	$2	2.49%	-1.71%	105.07%
7-1-01 to 6-30-02	-20.56	2	2.31	-1.63	113.29
1-1-01 to 6-30-01	-14.09	3	2.40[b]	-1.64[b]	30.09
3-31-00[c] to 12-31-00	-4.90	4	2.09[b]	0.66[b]	16.89

Class Y
7-1-02 to 6-30-03	5.30%	$6	1.40%	-0.64%	105.07%
7-1-01 to 6-30-02	-19.71	5	1.21	-0.54	113.29
1-1-01 to 6-30-01	-13.72	21	1.44[b]	-0.70[b]	30.09
4-19-00[c] to 12-31-00	-4.70	32	1.17[b]	1.41[b]	16.89[d]

Waddell & Reed Advisors Value Fund
Selected Per-Share Data
	Increase (Decrease) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Net Asset
	Value	Investment	Investments	Total From	From Net	Value
	Beginning	Income	(Realized and	Investment	Investment	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Period
Class A
7-1-02 to 6-30-03	$9.89	$0.05	$(0.12)	$(0.07)	$(0.05)	$9.77
7-1-01 to 6-30-02	10.82	0.02	(0.92)	(0.90)	(0.03)	9.89
12-15-00[c] to 6-30-01	10.00	0.03	0.79	0.82	(0.00)	10.82

Class B
7-1-02 to 6-30-03	$9.78	$(0.04)	$(0.14)	$(0.18)	$(0.00)	$9.60
7-1-01 to 6-30-02	10.77	(0.04)	(0.95)	(0.99)	(0.00)	9.78
12-15-00[c] to 6-30-01	10.00	0.00	0.77	0.77	(0.00)	10.77

Class C
7-1-02 to 6-30-03	$9.80	$(0.03)	$(0.13)	$(0.16)	$(0.00)	$9.64
7-1-01 to 6-30-02	10.77	(0.03)	(0.94)	(0.97)	(0.00)	9.80
12-15-00[c] to 6-30-01	10.00	0.01	0.76	0.77	(0.00)	10.77

Class Y
7-1-02 to 6-30-03	$9.91	$0.09	$(0.12)	$(0.03)	$(0.09)	$9.79
7-1-01 to 6-30-02	10.84	0.01	(0.87)	(0.86)	(0.07)	9.91
12-15-00[c] to 6-30-01	10.00	0.07	0.77	0.84	(0.00)	10.84
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	Ratio includes voluntary expense waiver.
(e)	Ration excludes voluntary expense waiver.
(f)	Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

Waddell & Reed Advisors Value Fund
Ratios and Supplemental Data
				Ratio of		Ratio of
		Net Assets	Ratio of	Net Investment	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Expenses	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	to Average	to Average	Turnover
	Return	(in Millions)	Net Assets	Net Assets	Net Assets	Net Assets	Rate
For the Period From			With Waiver[d]	With Waiver[d]	No Waiver[e]	No Waiver[e]
Class A
7-1-02 to 6-30-03	-0.73%[a]	$274	1.45%	0.58%	--[f]	--[f]	118.15%
7-1-01 to 6-30-02	-8.30[a]	286	1.39	0.53	--[f]	--[f]	60.26
12-15-00[c] to 6-30-01	8.20[a]	109	1.47[b]	1.17[b]	1.50%[b]	1.14%[b]	9.60

Class B
7-1-02 to 6-30-03	-1.84%	$34	2.49%	-0.46%	--[f]	--[f]	118.15%
7-1-01 to 6-30-02	-9.19	33	2.36	-0.45	--[f]	--[f]	60.26
12-15-00[c] to 6-30-01	7.70	13	2.42[b]	0.14[b]	2.46%[b]	0.10%[b]	9.60

Class C
7-1-02 to 6-30-03	-1.73%	$17	2.34%	-0.31%	--[f]	--[f]	118.15%
7-1-01 to 6-30-02	-8.91	19	2.20	-0.29	--[f]	--[f]	60.26
12-15-00[c] to 6-30-01	7.70	9	2.25[b]	0.39[b]	2.29%[b]	0.36%[b]	9.60

Class Y
7-1-02 to 6-30-03	-0.37%	$15	0.94%	1.09%	--[f]	--[f]	118.15%
7-1-01 to 6-30-02	-7.85	9	0.95	0.97	--[f]	--[f]	60.26
12-15-00[c] to 6-30-01	8.40	1	1.11[b]	1.77[b]	1.13%[b]	1.75%[b]	9.60

Waddell & Reed Advisors Vanguard Fund, Inc.
Selected Per-Share Data
	Income (loss) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$7.07	$(0.02)	$(0.02)	$(0.04)	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$7.03
7-1-01 to 6-30-02	8.46	(0.01)	(1.36)	(1.37)	(0.00)	(0.02)	(0.00)	(0.02)	7.07
10-1-00 to 6-30-01	14.17	(0.02)	(3.92)	(3.94)	(0.00)	(1.51)	(0.26)	(1.77)	8.46
10-1-99 to 9-30-00	10.11	(0.07)	5.00	4.93	(0.00)	(0.87)	(0.00)	(0.87)	14.17
10-1-98 to 9-30-99	7.50	(0.02)	2.75	2.73	(0.01)	(0.11)	(0.00)	(0.12)	10.11
10-1-97 to 9-30-98	9.11	0.01	0.19	0.20	(0.04)	(1.77)	(0.00)	(1.81)	7.50

Class B
7-1-02 to 6-30-03	$6.83	$(0.08)	$(0.06)	$(0.14)	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.69
7-1-01 to 6-30-02	8.28	(0.10)	(1.33)	(1.43)	(0.00)	(0.02)	(0.00)	(0.02)	6.83
10-1-00 to 6-30-01	14.01	(0.08)	(3.88)	(3.96)	(0.00)	(1.51)	(0.26)	(1.77)	8.28
10-4-99[c] to 9-30-00	10.43	(0.03)	4.48	4.45	(0.00)	(0.87)	(0.00)	(0.87)	14.01

Class C
7-1-02 to 6-30-03	$6.83	$(0.04)	$(0.09)	$(0.13)	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$6.70
7-1-01 to 6-30-02	8.27	(0.08)	(1.34)	(1.42)	(0.00)	(0.02)	(0.00)	(0.02)	6.83
10-1-00 to 6-30-01	14.01	(0.09)	(3.88)	(3.97)	(0.00)	(1.51)	(0.26)	(1.77)	8.27
10-4-99[c] to 9-30-00	10.43	(0.03)	4.48	4.45	(0.00)	(0.87)	(0.00)	(0.87)	14.01

Class Y
7-1-02 to 6-30-03	$7.15	$(0.04)	$0.03	$(0.01)	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$7.14
7-1-01 to 6-30-02	8.52	0.01	(1.36)	(1.35)	(0.00)	(0.02)	(0.00)	(0.02)	7.15
10-1-00 to 6-30-01	14.23	(0.01)	(3.93)	(3.94)	(0.00)	(1.51)	(0.26)	(1.77)	8.52
10-1-99 to 9-30-00	10.13	(0.05)	5.02	4.97	(0.00)	(0.87)	(0.00)	(0.87)	14.23
10-1-98 to 9-30-99	7.52	(0.00)	2.75	2.75	(0.03)	(0.11)	(0.00)	(0.14)	10.13
10-1-97 to 9-30-98	9.12	0.03	0.19	0.22	(0.05)	(1.77)	(0.00)	(1.82)	7.52
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Vanguard Fund, Inc.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	-0.57%[a]	$1,474	1.29%	-0.31%	77.00%
7-1-01 to 6-30-02	-16.25[a]	1,568	1.21	-0.14	59.14
10-1-00 to 6-30-01	-30.29[a]	2,034	1.11[b]	-0.23[b]	100.57
10-1-99 to 9-30-00	50.91[a]	2,979	1.04	-0.48	63.78
10-1-98 to 9-30-99	36.74[a]	1,924	1.13	-0.22	83.67
10-1-97 to 9-30-98	3.76[a]	1,426	1.10	0.13	90.51

Class B
7-1-02 to 6-30-03	-2.05%	$40	2.68%	-1.70%	77.00%
7-1-01 to 6-30-02	-17.33	36	2.51	-1.43	59.14
10-1-00 to 6-30-01	-30.84	42	2.29[b]	-1.39[b]	100.57
10-4-99[b] to 9-30-00	44.64	42	2.14[b]	-1.49[b]	63.78[d]

Class C
7-1-02 to 6-30-03	-1.90%	$12	2.64%	-1.67%	77.00%
7-1-01 to 6-30-02	-17.23	8	2.50	-1.43	59.14
10-1-00 to 6-30-01	-30.92	7	2.29[b]	-1.39[b]	100.57
10-4-99[b] to 9-30-00	44.64	8	2.14[b]	-1.49[b]	63.78[d]

Class Y
7-1-02 to 6-30-03	-0.14%	$21	0.88%	0.08%	77.00%
7-1-01 to 6-30-02	-15.90	13	0.87	0.21	59.14
10-1-00 to 6-30-01	-30.15	15	0.84[b]	0.04[b]	100.57
10-1-99 to 9-30-00	51.21	20	0.82	-0.26	63.78
10-1-98 to 9-30-99	36.94	12	0.90	-0.02	83.67
10-1-97 to 9-30-98	4.02	5	0.91	0.33	90.51

Waddell & Reed Advisors Funds

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Asset Strategy Fund, Inc.: 811-7217
Waddell & Reed Advisors Continental Income Fund, Inc.: 811-2008
Waddell & Reed Advisors Funds, Inc.: 811-2552
Accumulative Fund
Core Investment Fund
Science and Technology Fund
Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
Waddell & Reed Advisors Retirement Shares, Inc.: 811-2263
Waddell & Reed Advisors Select Funds, Inc.: 811-10135
Dividend Income Fund
Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: 811-9789
Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

NUP 1200 (10-03)

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

October 31, 2003

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Waddell & Reed Advisors Asset Strategy Fund, Inc., dated October 31, 2003, (Prospectus) which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2003, which may also be obtained from the Fund or Waddell & Reed at the address or telephone number above.

TABLE OF CONTENTS

Fund History

The Fund, Its Investments, Related Risks
and Limitations

Management of the Fund

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Capital Stock

Purchase, Redemption and Pricing of Shares

Taxation of the Fund

Underwriter

Performance Information

Financial Statements

Appendix A

FUND HISTORY

Waddell & Reed Advisors Asset Strategy Fund, Inc. (Fund) was organized as a Maryland corporation on August 25, 1994. Prior to June 30, 2000, the Fund was known as United Asset Strategy Fund, Inc.®

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

        The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The Fund is an open-end, diversified management company.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal.

Asset Allocation

The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO seeks to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers and currencies. Short-term instruments may include: corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns. As a temporary defensive measure, WRIMCO may invest up to all of the Fund's assets in (1) money market instruments rated A-1 by Standard & Poor's, or Prime 1 by Moody's Investors Service, or unrated securities judged by WRIMCO to be of equivalent quality, or (2) precious metals.

Securities - General

The Fund may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. In rating unrated securities, in the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating level (e.g., BBB by Standard & Poor's (S&P) and Ba by Moody's Investors Service (Moody's)), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities, yet such securities may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Specific Securities and Investment Practices

Borrowing

The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies

The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Indexed Securities

The Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Investment Company Securities

The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Lending Securities

Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Options, Futures and Other Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value (NAV).

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Fund.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)        Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)        There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)        If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)        As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)        The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

        In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the Investment Company Act of 1940, as amended (1940 Act). The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Precious Metals

The ability of the Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized in sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund's direct investment in precious metals is limited by tax considerations. See Taxation of the Fund for a more detailed discussion of the tax implications of investments in precious metals.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 15% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

        The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

U.S. Government Securities

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Investment Restrictions and Limitations

Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)

With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (a) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (b) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (c) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors and collars, other financial instruments;

(4)

Borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays;

(5)	Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary defensive purposes; this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(9)

Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(10)	Participate on a joint, or a joint and several, basis in any trading account in any securities; or

(11)	Issue senior securities.

The following investment limitations are not fundamental, or are operating, and may be changed by the Board of Directors without shareholder approval.

(1)

The Fund may not invest more than 35% of its total assets in non-investment grade debt securities including bonds rated below BBB by S&P or below Baa by Moody's and unrated securities judged by WRIMCO to be of equivalent quality.

(2)

The Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or Prime 1 by Moody's.

(3)	Under normal conditions, the Fund intends to limit its investments in foreign securities to no more than 50% of its total assets.

(4)	The Fund does not currently intend to purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

(5)	The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(6)	The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(7)

The Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(8)	The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(9)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(10)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rate for the common stock portion of the Fund's portfolio for the fiscal year ended June 30, 2003 was 178.93%, while the rate for the remainder of the portfolio was 101.51%. The Fund's overall portfolio turnover was 121.92% for the fiscal year ended June 30, 2003 and 166.57% for the fiscal year ended June 30, 2002.

The high portfolio rate is due to active management of the Fund. A high turnover rate will increase transaction costs and commission costs that will be paid by the Fund and may generate taxable income or loss.

MANAGEMENT OF THE FUND

Directors and Officers

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. and Ivy Funds, a Massachusetts business trust.

Following is a list of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

A Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board.

Disinterested Directors

The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School; Formerly, Dean, Washburn Law School	40	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 64	Director	1997	President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Company	40	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	1998	Formerly, president, William and Flora Hewlett Foundation	40	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 50	Director	1995	Shareholder/Attorney, Levi & Craig, P.C. (on leave of absence); formerly, First Lady of Kansas	40	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	68	None
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm	40	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson 6300 Lamar Avenue Overland Park, KS 66202 Age: 79	Director	1971	Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corporation	40	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1995	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	68	None
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	1971	Retired	40	None

*With respect to the Fund Complex.

Interested Directors

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	68	None
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	President Director	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR; President and Director/Trustee of each of the funds in the Fund Complex	68	Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1998	Consultant of WDR and Waddell & Reed; formerly, Executive Vice President and Chief Operating Officer of WDR; formerly, President, Chief Executive Officer, Principal Financial Officer, Treasurer and Director of Waddell & Reed; formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO; formerly, President, Treasurer and Director of WRSCO	24	None
Frank J. Ross, Jr. Polsinelli, Shalton & Welte, P.C. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 50	Director	1996	Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm	40	Director, Columbian Bank & Trust

*With respect to the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 35	Vice President Secretary Associate General Counsel	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President General Counsel Assistant Secretary	2000 2000 2000

Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

*With respect to the Fund Complex.

Committees of the Board of Directors

The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors. As of May 2003, James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended June 30, 2003, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. As of May 2003, Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended June 30, 2003, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. As of May 2003, Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended June 30, 2003, the Nominating Committee did not meet.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended June 30, 2003, the Committee did not meet.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. As of May 2003, Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee met once during the fiscal year ended June 30, 2003.

Ownership of Fund Shares

(as of December 31, 2002)

The following table provides information regarding shares of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Fund Complex
James M. Concannon	$0	$50,001 to $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	over $100,000	over $100,000
Joseph Harroz, Jr.	$0	$10,001 to $50,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	$0	over $100,000

Interested Directors
Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Fund Complex
Robert L. Hechler	$0	over $100,000
Henry J. Herrmann	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Keith A. Tucker	$0	over $100,000

The non-affiliated Directors have deferred a portion of their annual compensation. The values of these deferred accounts are:

Director	Dollar Range of Fund Shares Deemed to be Owned	Aggregate Dollar Range of Shares Deemed to be Owned in all Funds within the Fund Complex
James M. Concannon	$1 to $10,000	$1 to $10,000
John A. Dillingham	$0	$1 to $10,000
David P. Gardner	$0	$10,001 to $50,000
Linda K. Graves	$0	$1 to $10,000
Joseph Harroz, Jr.	$1 to $10,000	$50,001 to $100,000
John F. Hayes	$0	$1 to $10,000
Robert L. Hechler	$0	$1 to $10,000
Glendon E. Johnson	$0	$1 to $10,000
Frank J. Ross, Jr.	$0	$10,001 to $50,000
Eleanor B. Schwartz	$0	$1 to $10,000
Frederick Vogel III	$0	$1 to $10,000

Compensation

The fees to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's relative asset size. During the fiscal year ended June 30, 2003, the Directors received the following fees for service as a director:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Fund and
	From	Advisors Fund
Director	Fund	Complex[1]
--------	------------	------------
Henry J. Herrmann	$ 0	$ 0
Keith A. Tucker	0	0
James M. Concannon	1,440	82,500
John A. Dillingham	1,440	82,500
David P. Gardner	1,440	82,500
Linda K. Graves	1,440	82,500
Joseph Harroz, Jr.	1,440	82,500
John F. Hayes	1,440	82,500
Robert L. Hechler	1,440	82,500
Glendon E. Johnson	1,451	83,000
Frank J. Ross, Jr.	1,440	82,500
Eleanor B. Schwartz	1,451	83,000
Frederick Vogel III	1,451	83,000

1No pension or retirement benefits have been accrued as a part of Fund expenses.

The officers are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993.

Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Fund, as of September 30, 2003, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

William L Madison Trustee	Class Y	50,428	16.77%
CPSP Johnson Madison Lmb Co
FBO Unallocated Assets
Qualified Profit Sharing Plan
2813 5th Ave S
Great Falls MT 59405-3142

Harrison McVay Tr	Class Y	16,187	5.38%
PSP McVay Brothers Contractors Inc
FBO Unallocated Assets
3106 N Argonne Rd
Spokane WA 99212-2102

Waddell & Reed	Class Y	223,354	74.29%
Financial Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

As of September 30, 2003, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company, an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreement was renewed by the Board of Directors at the meeting held August 20, 2003, and will continue in effect for the period from October 1, 2003, through September 30, 2004, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In connection with their consideration of the Management Agreement, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement, the Disinterested Directors, as well as the full Board of Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and the investment management fees paid by comparable investment companies.

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. The management fees paid by the Fund to WRIMCO during the Fund's fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were $2,867,745, $1,490,199, $697,461 and $482,841, respectively. The Fund has also reimbursed WRIMCO for extraordinary expenses incurred by WRIMCO in its provision of services to the Fund.

For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the Fund.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares the Fund pays WRSCO a monthly fee of $1.5792 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO.

Under the Accounting Services Agreement, the Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee
Average Daily Net Assets for the Month	Monthly Fee

$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

Plus, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Prior to July 1, 2003, the Fund paid to WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee

$0 to $10	None
$10 to $25	$ 917
$25 to $50	$1,833
$50 to $100	$2,750
$100 to$200	$3,666
$200 to $350	$4,583
$350 to $550	$5,500
$550 to $750	$6,417
$750 to $1,000	$7,792
$1,000 and over	$9,167

In addition, for each class of shares in excess of one, the Fund paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Fees paid to WRSCO for accounting services for the fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were $67,994, $54,198, $35,475 and $29,623, respectively.

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend) and selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Fund, Waddell & Reed offers the Fund's shares through its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Service fees and distribution fees in the amounts of $830,353 and $42,914, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended June 30, 2003.

Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Service fees and distribution fees in the amounts of $110,802 and $332,405, respectively, were paid (or accrued) by the Fund under the Class B Plan for the fiscal year ended June 30, 2003. Service fees and distribution fees in the amounts of $38,528 and $115,583, respectively, were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended June 30, 2003.

The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

Each Plan was approved by the Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The Class A Plan was also approved by the affected shareholders of the Fund.

Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested; 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay Legend 0.25% of net assets invested.

Custodial and Auditing Services

The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent auditor, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the managers will frequently place concurrent orders for all or most accounts for which the managers have responsibility or WRIMCO and/or Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO, may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or WRIICO. WRIMCO and/or WRIICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO and/or WRIICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCOand/or WRIICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

During the Fund's fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000, it paid brokerage commissions of $1,040,412, $825,587, $330,395 and $239,903, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the Fund's fiscal year ended June 30, 2003, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $322,445,696 on which $585,321 in brokerage commissions were paid. These transactions were allocated to these brokers by the internal allocation procedures described above.

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

  Financial Materiality - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
  Non-Financial Materiality - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
  Client directed – If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

CAPITAL STOCK

The Shares of the Fund

The shares of the Fund represent an interest in the Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the Fund. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share of the Fund (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed and Legend, a fund in the Ivy Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. Shareholders purchasing through payroll deductions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

Account Grouping

Large purchases of Class A shares are subject to lower sales charges. The schedule of breakpoints and reduced sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1.	Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

2.	Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3.	Purchases by that individual or his or her spouse in their joint account;

4.	Purchases by that individual or his or her spouse for the account of their child under age 21;

5.	Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.

Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (See Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.	Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

Examples:

A.

Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:	H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:

H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. (A qualified employee benefit plan is established pursuant to Section 401 of the Code.) All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.) All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:	Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in Account Grouping.

Account grouping as described above is available under the following circumstances.

One-time Purchases

A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:

H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

Rights of Accumulation

If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account (if a sales charge has been paid on those shares) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:

H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

Letter of Intent

The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:

H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by Waddell & Reed of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the LOI only if the contractual plan has been completed.

The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within twenty (20) days of Waddell & Reed's request for payment.

If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

        LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. that were acquired by exchange of another Waddell & Reed Advisors Fund or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Clients of Waddell & Reed, Inc. and Legend may also combine purchases of Class A shares of any of the funds in the Ivy Family of Funds, except shares of Ivy Money Market Fund.

Net Asset Value Purchases of Class A Shares

Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Until December 31, 2003, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Funds, Inc. and the purchase is made within 60 days of such redemption.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

Purchases of Class A shares in retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs, may be made at NAV.

Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Effective November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

        If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds, these shares and any shares added due to reinvested dividends or distributions paid on those shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may be one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Fixed Income Funds, Inc. Government Securities Fund, Waddell & Reed Advisors Fixed Income Funds, Inc. Limited-Term Bond Fund, Waddell & Reed Advisors Municipal High Income Fund, Inc., Ivy Funds, Inc. Municipal Bond Fund and Ivy Funds, Inc. Limited-Term Bond Fund are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of any of the other funds in Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund (or into Class B or Class C shares of the Fund in limited circumstances) or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class C Share Exchanges

You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class Y Share Exchanges

Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

General Exchange Information

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege. The Fund may also charge a redemption fee.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or, for clients of Waddell & Reed and Legend, shares of certain other funds in the Ivy Family of Funds). Unless otherwise noted, the dollar limits specified below are for 2003 for Federal income tax purposes and may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For 2003 and 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2003 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2,000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2,000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Keogh Plans. A Keogh plan, which is available to self-employed individuals, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2003, up to 25% of his or her annual earned income, with a maximum of $40,000 ($41,000 for 2004).

457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2003, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60) days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's underwriter. The price makeup as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, was as follows:

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$6.41
Add: selling commission (5.75% of offering price)	.39
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$6.80
====

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

The Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid), and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% diversification requirement (described in the preceding paragraph) for any quarter. The Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, as ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and distributions the Fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest the Fund receive, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not "qualified dividend income" (as described in the Prospectus).

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, forward currency contracts and non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be "Section 1256" contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Municipal OID Securities

The Fund may acquire zero coupon municipal bonds or other municipal securities issued with OID. As the holder of those securities, the Fund must account for the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Taxable Zero Coupon Securities

The Fund may acquire taxable zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares for the fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were $4,054,728, $2,384,277, $1,525,632 and $646,907, respectively.

The dollar amounts of underwriting commissions for Class B shares for the fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were $141,791, $62,884, $12,636 and $3,134, respectively.

The dollar amounts of underwriting commissions for Class C shares for the fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were $8,922, $3,099, $1,627 and $74, respectively.

The amounts retained by Waddell & Reed for the fiscal periods ended June 30, 2003, June 30, 2002, June 30, 2001 and September 30, 2000 were, in the aggregate, $1,319,439, $695,597, $351,908 and $128,036, respectively.

PERFORMANCE INFORMATION

Waddell & Reed or the Fund may, from time to time, publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

n
P(1 + T)	=	ERV

Where: P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	period covered by computation expressed in years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

The average annual total return quotations for Class A shares before taxes as of June 30, 2003, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

	With	Without
	Sales Load	Sales Load
	Deducted	Deducted

One-year period from July 1, 2002
to June 30, 2003:	-2.65%	3.30%

Five year period from July 1, 1998 to
to June 30, 2003:	5.29%	6.54%

Period from March 9, 1995* to
to June 30, 2003:	7.63%	8.40%
*Date of initial public offering

Prior to September 12, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors. As of October 4, 1999, the Fund also offers Class B and Class C shares.

The average annual total return quotations for Class B shares before taxes as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	With	Without
	CDSC	CDSC
	Deducted	Deducted

One-year period from July 1, 2002 to
to June 30, 2003:	-1.75%	2.25%
Period from October 6, 1999* to
to June 30, 2003:	5.92%	6.60%
*Commencement of operations.

The average annual total return quotations for Class C shares before taxes as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

One-year period from July 1, 2002 to
June 30, 2003:*	2.30%
Period from October 5, 1999** to
June 30, 2003:	6.78%
*A CDSC applies if shares are redeemed within twelve months of purchase; therefore the one-year total return is not affected by a CDSC.
**Commencement of operations.

The average annual total return quotations for Class Y shares before taxes as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

One-year period from July 1, 2002 to
June 30, 2003:	3.69%

Five-year period from July 1, 1998 to
June 30, 2003:	6.95%

Period from September 27, 1995* to
June 30, 2003:	8.24%
*Commencement of operations.

Average Annual Total Returns (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

n
P(1 + T)	=	ATVD

Where: P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	period covered by computation expressed in years
ATVD	=

ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

The average annual total return quotations for Class A shares after taxes on distributions with the maximum sales load deducted as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

One year period from July 1, 2002 to
June 30, 2003:	-3.02%

Five-year period from July 1, 1998 to
June 30, 2003:	3.45%

Period from March 9, 1995* to
June 30, 2003:	5.69%
*Commencement of operations.

Average Annual Total Returns (After Taxes on Distributions and Redemption of Shares)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

n
P(1 + T)	=	ATVDR

Where: P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemption)
n	=	period covered by computation expressed in years
ATVDR	=

ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The average annual total return quotations for Class A shares after taxes on distributions and redemption of shares with the maximum sales load deducted as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

One year period from July 1, 2002 to
June 30, 2003:	-1.62%

Five-year period from July 1, 1998 to
June 30, 2003:	3.78%

Period from March 9, 1995* to
June 30, 2003:	5.65%
*Commencement of operations.

The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Performance Rankings and Other Information

Waddell & Reed or the Fund may also, from time to time, publish in advertisements or sales material the Fund's performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune, Morningstar, etc. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

FINANCIAL STATEMENTS

The Financial Statements, including notes thereto, for the fiscal year ended June 30, 2003 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2003, which is available upon request.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of preferred stock ratings

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated C is a non-paying issue.

D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

Moody's Investors Service. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

REGISTRATION STATEMENT
PART C
OTHER INFORMATION

23.	Exhibits: Waddell & Reed Advisors Asset Strategy Fund, Inc.

	(a)	Articles of Incorporation filed by EDGAR on October 3, 1994 as EX-99.B1-asarticles to the initial Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on December 28, 1995 as EX-99.B1-asartsup to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on July 2, 1999 as EX-99.B(a)assuppbc to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on June 30, 2000 as EX-99.B(a)asartsup to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A*

	(b)	Bylaws filed by EDGAR on December 27, 1996 as EX-99.B2-asbylaws to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on July 2, 1999 as EX-99.B(b)asbylaw2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on December 14, 2000 as EX-99.B(b)asbylaw to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

	(c)	Article Fifth of the Articles of Incorporation and Articles II and VII of the Bylaws each define the rights of shareholders.

	(d)	Investment Management Agreement filed by EDGAR on October 3, 1994 as EX-99.B5-ASIMA to the initial Registration Statement on Form N-1A*

Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)asimafee to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

	(e)	Underwriting Agreement filed by EDGAR on March 7, 1995 as EX-99.B6-asua to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(e)asuadel to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

	(f)	Not applicable

	(g)	Custodian Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99.B(g)asca to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A*

Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(g)ascaamend to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, attached hereto as EX-99.B(g)ascustappa

Delegation Agreement, dated March 31, 2003, attached hereto as EX-B(g)ascadel

	(h)	Shareholder Servicing Agreement, as amended August 22, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(h)asssa to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)asssadel to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Exhibit B, Compensation, to the Shareholder Servicing Agreement, effective December 1, 2001, filed by EDGAR on October 15, 2002 as EX-99.B(h)asssacomp to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Exhibit C, Fidelity Bond, to the Shareholder Servicing Agreement, effective August 31, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)asssafidbd to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Accounting Services Agreement as amended and restated and effective July 1, 2003, attached hereto as EX-99.B(h)asasa

Service Agreement filed by EDGAR on October 3, 1994 as EX-99.B9-ASSA to the initial Registration Statement on Form N-1A*

Amendment to Service Agreement, filed by EDGAR on July 14, 1995 as EX-99.B9-assaam to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

Class Y letter of understanding filed by EDGAR on December 27, 1996 as EX-99.B9-aslou to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

	(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)aslegopn

	(j)	Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)asconsnt

	(k)	Not applicable

	(l)	Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on March 7, 1995 as EX-99.B13-iniagr to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

	(m)	Service Plan, as restated, filed by EDGAR on July 14, 1995 as EX-99.B15-assp to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-asdsp to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A*

Distribution and Service Plan for Class B shares filed by EDGAR on July 2, 1999 as EX-99.B(m)asdspb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class C shares filed by EDGAR on July 2, 1999 as EX-99.B(m)asdspc to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

	(n)	Not applicable

	(o)	Multiple Class Plan, as revised May 21, 2003, attached hereto as EX-99.B(o)asmcp

	(p)	Code of Ethics, as revised January 21, 2003, attached hereto as EX-99.B(p)code

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, attached hereto as EX-99.B(p)code-so

24.	Persons Controlled by or under common control with Registrant
None

25.	Indemnification

Reference is made to Article 10.2 of the Articles of Incorporation of Registrant filed by EDGAR on October 3, 1994 as EX-99.B1-asarticles to the initial Registration Statement on Form N-1A*, Article IX of the By-Laws, as amended, filed by EDGAR on December 14, 2000 as EX-99.B(b)asbylaw to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*; and to Article V of the Underwriting Agreement, filed by EDGAR on March 7, 1995 as EX-99.B6-asua to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	..Business and Other Connections of Investment Manager

Waddell & Reed Investment Management Company (WRIMCO) is the Investment Manager of the Registrant under the terms of an Investment Management Agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

As to each director and officer of WRIMCO, reference is made to Part A and Part B of this Registration Statement.

27.	Principal Underwriter

	(a)	Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
W&R Target Funds, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

	(b)	The information contained in the underwriter's application on Form BD as filed on October 22, 2003 SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

	(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Theodore W. Howard and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services

There are no service contracts other than as discussed in Part A and B of this Registration Statement and listed in response to Items 23.(h) and 23.(m) hereof.

30.	Undertakings

Not applicable

*Incorporated herein by reference

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC., WADDELL & REED ADVISORS SELECT FUNDS, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VANGUARD FUND, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: August 20, 2003	/s/Henry J. Herrmann
--------------------------
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	August 20, 2003
-------------------		---------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	August 20, 2003
--------------------		---------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer	August 20, 2003
--------------------	and Principal Accounting	---------------
Theodore W. Howard	Officer

/s/James M. Concannon	Director	August 20, 2003
--------------------		---------------
James M. Concannon

/s/John A. Dillingham	Director	August 20, 2003
--------------------		---------------
John A. Dillingham

/s/David P. Gardner	Director	August 20, 2003
-------------------		---------------
David P. Gardner

/s/Linda K. Graves	Director	August 20, 2003
--------------------		---------------
Linda K. Graves

/s/Joseph Harroz, Jr.	Director	August 20, 2003
--------------------		---------------
Joseph Harroz, Jr.

/s/John F. Hayes	Director	August 20, 2003
--------------------		---------------
John F. Hayes

/s/Robert L. Hechler	Director	August 20, 2003
--------------------		---------------
Robert L. Hechler

/s/Glendon E. Johnson	Director	August 20, 2003
--------------------		---------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director	August 20, 2003
--------------------		---------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director	August 20, 2003
--------------------		---------------
Eleanor B. Schwartz

/s/Frederick Vogel III	Director	August 20, 2003
--------------------		---------------
Frederick Vogel III

Attest:
/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 31st day of October, 2003.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

(Registrant)

By /s/ Henry J. Herrmann
------------------------
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.
Signatures	Title
----------	-----

/s/Keith A. Tucker*	Chairman of the Board	October 31, 2003
----------------------		------------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	October 31, 2003
----------------------		------------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer,	October 31, 2003
----------------------	Principal Financial Officer	------------------
Theodore W. Howard	and Principal Accounting Officer

/s/James M. Concannon*	Director	October 31, 2003
-------------------		------------------
James M. Concannon

/s/John A. Dillingham*	Director	October 31, 2003
-------------------		------------------
John A. Dillingham

/s/David P. Gardner*	Director	October 31, 2003
-------------------		------------------
David P. Gardner

/s/Linda K. Graves*	Director	October 31, 2003
-------------------		------------------
Linda K. Graves

/s/Joseph Harroz, Jr.*	Director	October 31, 2003
-------------------		------------------
Joseph Harroz, Jr.

/s/John F. Hayes*	Director	October 31, 2003
-------------------		------------------
John F. Hayes

/s/Robert L. Hechler*	Director	October 31, 2003
----------------------		------------------
Robert L. Hechler

/s/Glendon E. Johnson*	Director	October 31, 2003
-------------------		------------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director	October 31, 2003
-------------------		------------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director	October 31, 2003
-------------------		------------------
Eleanor B. Schwartz

/s/Frederick Vogel III*	Director	October 31, 2003
-------------------		------------------
Frederick Vogel III

*By/s/Kristen A. Richards
------------------------
Kristen A. Richards
Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
Daniel C. Schulte
Assistant Secretary